UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                           Quest Resource Corporation
                (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

     5)  Total fee paid:

         ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         ----------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------

     3)  Filing Party:

         ----------------------------------------------------------------------

     4)  Date Filed:

         ----------------------------------------------------------------------

                           QUEST RESOURCE CORPORATION
                          9520 N. May Avenue, Suite 300
                          Oklahoma City, Oklahoma 73120
                                 (405) 488-1304

                                  ____________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held ______, 2006
                                  ____________


To Our Stockholders:

      You are cordially invited to attend the 2006 Annual Meeting of stockholders of Quest Resource Corporation (the "Company") to be held on _______, 2006, at __:00 _.m., Central Time, at The Oklahoma City Marriott, located at 3233 Northwest Expressway, Oklahoma City, OK, in the Rose Rock meeting room, to consider and vote upon the following proposals:

     1. To elect six Directors to the Board of Directors as follows: (a) two Class I Directors to serve a one-year term ending at the 2007 Annual Meeting of Stockholders or until their successors have been duly elected and qualified; (b) two Class II Directors to serve a two-year term ending at the 2008 Annual Meeting of Stockholders or until their successors have been duly elected and qualified; and (c) two Class III Directors to serve a three-year term ending at the 2009 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

     2. To consider and vote upon a proposal to amend the Company's Restated Articles of Incorporation to decrease the number of authorized shares of common stock from 380,000,000 to 200,000,000;

     3. To consider and vote upon a proposal to approve the Company's 2005 Omnibus Stock Award Plan;

     4. To consider and vote upon a proposal to approve the Company's Management Annual Incentive Plan; and

     5. To consider and transact such other business that may properly come before the Annual Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on ________, 2006 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and adjournments thereof.

      Please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the Annual Meeting and to ensure the presence of a quorum at the Annual Meeting. A self-addressed envelope is enclosed for these purposes. If you attend the meeting, you may vote personally on all matters, and in that event, the proxy will not be voted.

      This Notice and the Proxy Statement are first being distributed to stockholders on or about _______, 2006.



                               By Order of the Board of Directors




                               David E. Grose
 _______ ____    , 2006        Corporate Secretary

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            to be held _______, 2006

                         DATE, TIME AND PLACE OF MEETING

     This proxy statement is being furnished to the stockholders of Quest Resource Corporation, a Nevada corporation (the "Company," "we" or "us"), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held at The Oklahoma City Marriott, located at 3233 Northwest Expressway, Oklahoma City, OK, in the Rose Rock meeting room on ________, 2006, commencing at __:00 _.m. Central time and at any adjournment of the Annual Meeting. This proxy statement and the accompanying form of proxy are first being mailed or given to the stockholders on or about ________, 2006.

                             REVOCABILITY OF PROXIES

     The enclosed proxy may be revoked at any time before it is voted by (a) filing or transmitting an instrument or transmission revoking it to the Corporate Secretary of the Company, (b) executing a proxy with a later date and delivering such later proxy to the Corporate Secretary of the Company or to another person appointed to count stockholder votes prior to the Annual Meeting or (c) attending the Annual Meeting and voting in person. Unless the proxy is revoked or is received in a form that renders it invalid, the shares represented by it will be voted in accordance with the instructions contained therein.

                       SOLICITATION OF PROXIES AND VOTING

     Our Board of Directors is soliciting proxies in order to provide every stockholder with an opportunity to vote on all matters scheduled to come before the Annual Meeting and to be able to transact business at the meeting. Whether or not you are able to attend the Annual Meeting, you are urged to sign, date and return the proxy in the enclosed envelope. Upon execution and return of the enclosed proxy, the shares represented by it will be voted by the persons designated therein as proxies in accordance with the stockholder's directions. With respect to the proposals described in this proxy statement, the enclosed proxy card, if executed and returned, will be voted as directed on the proxy or, in the absence of such direction, FOR each of the proposals. If any other matters properly come before the meeting, the enclosed proxy will be voted by the proxy holders in accordance with their best judgment.

     On ________, 2006, the record date for determining stockholders entitled to vote at the Annual Meeting and any adjournments thereof, we had approximately [22,072,383] shares of common stock, par value $0.001 per share (the "Common Stock") outstanding and entitled to vote. No shares of preferred stock are outstanding.

     One-third of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, is necessary to constitute a quorum at the Annual Meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his name on the record date. There are no cumulative voting rights. With respect to the proposal to elect directors, directors are elected by a plurality of the votes cast by stockholders, and the six nominees who receive the highest number of affirmative votes by the holders of shares entitled to vote will be elected. With respect to the proposal to amend the Company's Restated Articles of Incorporation, the affirmative vote of the holders of a majority of the shares entitled to vote will be required for passage. With respect to the other proposals, and all other matters voted on at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting will be required for passage.

     For the purpose of determining whether the stockholders have approved a proposal, or any other matter voted on at the Annual Meeting, other than for the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote (in other words, a vote "against" the proposal). On certain routine matters, brokers may, at their discretion, vote shares they hold in "street name" on behalf of beneficial owners who have not returned voting instructions to the brokers. Routine matters include the election of directors (Proposal No. 1). In instances where brokers are prohibited from exercising discretionary authority, brokers will not vote the shares of beneficial owners who fail to provide instruction (so-called "broker non-votes"). These shares are not included in the vote totals and, therefore, have no effect on the vote. At the 2006 Annual Meeting, we believe brokers will be prohibited from exercising discretionary authority with respect to approving the amendment to the Articles of Incorporation (Proposal No. 2), the 2005 Omnibus Stock Award Plan (Proposal No. 3) and the Management Annual Incentive Plan (Proposal No. 4). If a quorum is not present, in person or by proxy, the meeting may adjourn from time to time until a quorum is obtained; provided, however, that the board of directors must fix a new record date if the meeting is adjourned to a date more than 60 days later than the original meeting date.

     We will bear the cost of the solicitation of proxies, which will be principally conducted by mail. We will not solicit proxies personally, by telephone, internet or facsimile. We, however, may make a request by telephone, facsimile, or mail strictly limited to confirming the stockholder's receipt of the proxy statement and form of proxy and requesting that the stockholder sign and return the proxy solicited by this proxy statement. We do not expect to pay compensation to any party other than employees (and then only their regular salaries plus expenses) for the solicitation of proxies, but may reimburse brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses in forwarding solicitation material and proxies to the beneficial owners.

                  DELIVERY OF VOTING MATERIALS TO STOCKHOLDERS

     Two or more stockholders of record sharing the same address will each receive a complete set of the proxy voting materials (Annual Report, Annual Report on Form 10-K, Proxy Card, and Proxy Statement). Services that deliver our proxy voting materials to stockholders that hold our stock through a bank, broker or other beneficial holder of record may deliver to multiple stockholders sharing the same address only one set of our Annual Report, Annual Report on Form 10-K, and Proxy Statement, but separate proxy cards for each stockholder. Upon written or oral request, we will promptly deliver a separate copy of the Annual Report, Annual Report on Form 10-K, and/or Proxy Statement to any stockholder at a shared address to which a single copy was delivered. Stockholders may notify us of their requests by writing to Corporate Secretary, Quest Resource Corporation, 9520 North May Avenue, Suite 300, Oklahoma City, Oklahoma 73120 or by calling (405) 488-1304.

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     The Nominating Committee of the Board of Directors has recommended, and the Board of Directors has nominated, for election the current six members of the Board of Directors. Each proxy solicited hereby will be so voted unless you specify otherwise in the proxy. Directors will be elected by a plurality of the votes cast at the Annual Meeting.

     In October 2005, our Board of Directors was increased from three members to six members. In accordance with our Restated Articles of Incorporation, the Board of Directors was automatically divided into three classes of Directors, designated as Class I, Class II and Class III. Each class is elected to serve a three-year term. In order to implement this classification, the nominees as Class I Directors will be elected for a one-year term ending at the Annual Meeting of the Stockholders in 2007, the nominees as Class II Directors will be elected for a two-year term ending at the Annual Meeting of the Stockholders in 2008, and the nominees as Class III Directors will be elected for a three-year term ending at the Annual Meeting of the Stockholders in 2009.

      Our Directors and Executive Officers are as follows:



     Name            Age       Director Class        Term of Office Since
     ----            ---       --------------        --------------------

Jerry D. Cash         44         Class III                   2002

James B. Kite, Jr.    54         Class III                   2002

Kevin R. White        48         Class II                    2005

Ronnie K. Irani       49         Class II                    2005

John C. Garrison      54         Class I                     1998

Jon H. Rateau         50         Class I                     2005

     Mr. Cash has been active in the oil and gas exploration and development business for over 25 years. Mr. Cash has been the Chairman of the Board since November 2002 and has been Chief Executive Officer since September 2004. From November 2002 until September 2004, he was Co-Chief Executive Officer and from November 2002 until June 2004, he was Chief Financial Officer. From 1980 to 1986, Mr. Cash worked for Bodard & Hale Drilling Company while pursuing a petroleum engineering degree at Oklahoma State University. During this period, Mr. Cash drilled several hundred wells throughout Oklahoma. In 1987, Mr. Cash formed STP and directed that company in the identification and realization of numerous successful oil, gas and CBM exploration projects. A long-time resident of Oklahoma, Mr. Cash maintains an active role in several charitable organizations.

     Mr. Kite is the Chief Executive Officer of Boothbay Royalty Company, based in Oklahoma City, Oklahoma. Boothbay Royalty Company was founded in 1977 as an independent investment company with its primary concentration in the field of oil & gas exploration and production. Mr. Kite spent several years in the commercial banking industry with an emphasis in credit and loan review prior to his involvement in the oil and gas industry. Mr. Kite presently is a director of The All Souls' Anglican Foundation and Bigelow Laboratory for Ocean Science. Mr. Kite earned a bachelor's of business administration in finance from the University of Oklahoma.

     Mr. White is a Certified Public Accountant and has 19 years of independent exploration experience with expertise in strategic planning, capital formation and investor relations, information technology and risk management. Mr. White served as a consultant for the Company from September 2003 until May 2004. Prior to that time, he was Executive VP Corporate Development/Strategic Planning for Louis Dreyfus Natural Gas from 1990 to 2001 and spent seven years during the 1980's with Bogert Oil Company/Bogert Funds, Inc. as a Manager, Executive VP and Controller. Mr. White received a Master of Science in Accounting in 1980 and a B.S. in Accounting in 1979 from Oklahoma State University.

     Mr. Irani is the Chief Executive Officer of RKI Exploration & Production, LLC. He has 26 years of extensive oil and gas experience. From 2001 to 2005, Mr. Irani was Senior Vice President and General Manager in charge of Dominion Resources, Inc.'s western U.S. business division. He joined Louis Dreyfus Natural Gas Corporation in 1991 as its Vice President of Engineering and Exploration until the company's 2001 merger with Dominion. Prior to that, he managed and directed Woods Petroleum Corporation's development drilling and acquisition projects. Mr. Irani serves on several oil and gas industry related boards, including the Oklahoma Independent Petroleum Association, the Oklahoma Energy Resources Board, and the Interstate Oil and Gas Compact Commission. Mr. Irani earned a B.S. from the University of Bombay, a bachelors and masters degree in Petroleum Engineering from the University of Oklahoma, and a masters degree in Business Administration from Oklahoma City University.

     Mr. Garrison brings expertise in public company activities and issues. Mr. Garrison served as our Treasurer from 1998 to September 2001. Mr. Garrison has been a Certified Public Accountant in public practice providing financial management and accounting services to a variety of businesses for over twenty years. Since July 2004, Mr. Garrison has been the Chief Financial Officer of ICOP Digital, Inc. Mr. Garrison presently is also a director of Empire Energy Corporation. Mr. Garrison holds a bachelor's degree in Accounting from Kansas State University.

     Mr. Rateau is the Vice President of Business Development and Energy Management & Services of Alcoa Primary Metals, Energy Division and has been at Alcoa Primary Metals since 1996. Before that, Mr. Rateau held a number of managerial positions with National Steel Corporation from 1981 to 1996. He brings expertise in business acquisitions and divestitures, capital budgets and project management, and applied research of complex technology and processes. Mr. Rateau holds an M.B.A. from Michigan State University and received a B.S. in Industrial Engineering from West Virginia University.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MESSRS. GARRISON AND RATEAU AS CLASS I DIRECTORS, MESSRS. WHITE AND IRANI AS CLASS II DIRECTORS, AND MESSRS. CASH AND KITE AS CLASS III DIRECTORS OF THE COMPANY. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR THE ELECTION OF THE SIX NOMINEES TO THEIR RESPECTIVE DIRECTOR CLASSES.

PROPOSAL NO. 2 - APPROVAL TO AMEND RESTATED ARTICLES OF INCORPORATION TO DECREASE THE AUTHORIZED SHARES OF COMMON STOCK

     Our Restated Articles of Incorporation currently authorize the issuance of up to 380,000,000 shares of Common Stock. The Board of Directors has approved and recommends that the stockholders approve an amendment to the Restated Articles of Incorporation decreasing the number of shares of Common Stock we may issue from 380,000,000 to 200,000,000 (the "Amendment"). The Amendment would not change the number of authorized shares of preferred stock, which is currently 50,000,000 shares. The Amendment would not alter the number of shares presently issued or change the relative rights of holders of the issued and outstanding Common Stock. The Amendment would amend Section 1, Article IV of our Restated Articles of Incorporation to read as follows:

     Section 1. Classes and Shares Authorized. The authorized capital stock of the Corporation shall be 200,000,000 shares of Common Stock, $.001 par value, and 50,000,000 shares of Preferred Stock, $.001 par value.

     As of ________, 2006, [22,072,383] shares of Common Stock were issued and outstanding and 2,200,000 unissued shares were reserved for issuance under our equity compensation plans, leaving 355,727,617 shares of Common Stock unissued and unreserved. The Board of Directors believes that the currently authorized Common Stock remaining available for issuance is greater than the amount we expect to be required in the foreseeable future for such purposes as a stock dividend, raising additional capital, acquiring other businesses, or providing equity incentives to employees and officers or for other corporate purposes. In addition, in connection with the issuance of approximately 15.8 million shares of Common Stock in a private transaction on November 14, 2005, we agreed with the initial purchaser/placement agent to seek the approval of our stockholders to reduce the number of authorized shares from 380,000,000 to 200,000,000.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION REDUCING THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT.

PROPOSAL NO. 3 - APPROVAL OF 2005 OMNIBUS STOCK AWARD PLAN

General

     We believe that equity compensation aligns the interests of management and employees with the interests of other stockholders. Accordingly, our Board of Directors adopted the 2005 Omnibus Stock Award Plan (the "Omnibus Plan") on October 14, 2005. The Omnibus Plan provides for grants of non-qualified stock options, restricted shares, bonus shares, deferred shares, stock appreciation rights, performance units and performance shares. The Omnibus Plan also permits the grant of incentive stock options ("ISOs"). The objectives of the Omnibus Plan are to strengthen key employees' and non-employee directors' commitment to our success, to stimulate key employees' and non-employee directors' efforts on our behalf and to help us attract new employees with the education, skills and experience we need and retain existing key employees.

     If the Omnibus Plan is not approved at the Annual Meeting of the stockholders, no future awards will be made under the Omnibus Plan. The grant of options to acquire 250,000 shares of Common Stock to non-employee directors described under "Executive Compensation--Compensation of Directors" and the October 2005 stock bonus awards described below are not subject to stockholder approval and are not being submitted to the stockholders for approval. However, such awards will count towards the maximum number of shares issuable pursuant to the Omnibus Plan. A copy of the Omnibus Plan is attached as Appendix A to this proxy statement.

     The following description of the material features of the Omnibus Plan is qualified in its entirety by reference to the provisions of the Omnibus Plan set forth in Appendix A.

Eligibility and Limits on Awards

     Any of our employees or any employee of our majority owned subsidiaries and our non-employee directors will be eligible to receive awards under the Omnibus Plan. Such eligible employees include our officers or officers of any majority owned subsidiary. As of March 31, 2006, there were five executive officers, approximately 300 employees other than executive officers and five non-employee directors who are eligible to receive awards. Except as described below under "--October 2005 Stock Awards Under the Omnibus Plan" and "Executive Compensation--Compensation of Directors" (which awards and stock options are not being submitted to the stockholders for approval) and except for the stock portion of any bonuses to be paid under the Management Annual Incentive Plan described in Proposal No. 4, no determination has been made as to which of our employees will receive grants under the Omnibus Plan, and, therefore, the benefits to be allocated to any individual or to any group of employees are not otherwise presently determinable.

     The Omnibus Plan places limits on the maximum amount of awards that may be granted to any employee in any five year period. Under the Omnibus Plan, no employee may receive awards of stock options, stock appreciation rights, restricted stock, bonus shares, performance units, performance shares or deferred shares that cover in the aggregate more than 500,000 shares in any five year period.

     Non-employee directors may not be granted awards that are incentive stock options.

Administration

     The Omnibus Plan will be administered by the Board of Directors or the Compensation Committee of the Board of Directors (the "Committee"). The Board of Directors or the Committee will select the eligible employees and non-employee directors to whom awards will be granted and will set the terms of such awards, including any performance goals applicable to annual and long-term incentive awards. The Board of Directors or the Committee has the authority to permit or require the deferral of payment of awards. The Board of Directors or the Committee may delegate its authority under the Omnibus Plan to our officers, subject to guidelines prescribed by the Board of Directors or the Committee, but only with respect to employees who are not subject to Section 16 of the Exchange Act or Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Shares Reserved for Awards

     The Omnibus Plan provides for up to 2.2 million shares of Common Stock to be used for awards. There are currently outstanding awards with respect to 426,000 shares of Common Stock. These awards are not subject to stockholder approval. As a result, there are only 1,774,000 shares remaining available for grant under the Omnibus Plan (plus any portion of these awards that become eligible for regrant pursuant to the next sentence). The shares may be newly issued shares and to the extent that any award under the Omnibus Plan is exercised, cashed out, terminates, expires or is forfeited without payment being made in the form of Common Stock, the shares subject to such award that were not so paid will again be available for distribution under the Omnibus Plan. However, any shares withheld for the purpose of satisfying any tax withholding obligation will be counted against the authorized limit and not be available for distributions. If a stock appreciation right award or a similar award based on the spread value of common stock is exercised, only the number of shares of Common Stock issued, if any, will be considered delivered for the purpose of determining availability of shares for delivery under the Omnibus Plan. Unless otherwise determined by the Committee, stock options may be exercised by payment in cash or tendering shares of Common Stock to us in full or partial payment of the exercise price.

     The number of shares of Common Stock authorized for awards is subject to adjustment for changes in capitalization, reorganizations, mergers, stock splits, and other corporate transactions as the Board of Directors or the Committee determines to require an equitable adjustment. The Omnibus Plan will remain in effect until all the shares available have been used to pay awards, subject to the right of the Board of Directors to amend or terminate the Omnibus Plan at any time.

General Terms of Awards

     The Board of Directors or the Committee will select the grantees and set the term of each award, which may not be more than ten years. The Board of Directors or the Committee has the power to determine the terms of the awards granted, including the number of shares subject to each award, the form of consideration payable upon exercise, the period in which the award may be exercised after termination of employment, and all other matters. The exercise price of an option and the strike price of a stock appreciation right must be at least the fair market value of a share of Common Stock as of the grant date, unless the award is replacing an award granted by an entity that is acquired by us or one of our subsidiaries.

     The Board of Directors or the Committee will also set the vesting conditions of the award, except that vesting will be accelerated if, within one year after we undergo a "change of control," a grantee's employment or services is terminated by us or one of our majority owned subsidiaries other than for "cause" or the grantee terminates employment for a "good reason" (e.g., a material diminution in compensation or status or a required move of over 50 miles).

     Awards granted under the Omnibus Plan are not generally transferable by the grantee except in the event of the employee's death or unless otherwise required by law or provided in an award agreement. An award agreement may provide for the transfer of an award in limited circumstances to certain members of the grantee's family or a trust or trusts established for the benefit of such a family member. Any such transfer, if permitted under the award agreement, cannot be for consideration, other than nominal consideration. Other terms and conditions of each award will be set forth in award agreements, which can be amended by the Board of Directors or the Committee.

     Except as otherwise described below under "--October 2005 Stock Awards Under the Omnibus Plan" and "Executive Compensation--Compensation of Directors," the number and type of awards that will be granted under the Omnibus Plan is not determinable at this time as the Board of Directors or Committee will make these determinations in its sole discretion or, in the case of bonuses payable under the Management Annual Incentive Plan for 2006, the amount of the award, and the percentage that will be payable in the form of stock, will depend on our performance during 2006.


Performance Awards

     Performance unit and performance share awards may be granted under the Omnibus Plan. Such awards will be earned only if corporate, business unit or individual performance objectives over performance cycles, established by or under the direction of the Board of Directors or the Committee, are met. The performance objectives may vary from participant to participant, group to group and period to period, and may be based on internal or external requirements, and will be based on satisfaction of performance objectives for one or more of the following: earnings per share, net income, return on equity, pro forma net income, return on designated assets, return on revenues, fair market value (i.e., market price) per share, book value per share, debt reduction or such other criteria approved by the Board of Directors or the Committee and the stockholders. Awards may be paid in the form of cash, Common Stock or any combination thereof, as determined by the Board of Directors or the Committee.

 Restricted Stock

     Restricted shares of Common Stock may also be awarded. The restricted shares will vest and become transferable upon the satisfaction of conditions set forth in the respective restricted share award agreement. Restricted share awards may be forfeited if, for example, the recipient's employment terminates before the award vests.

 Bonus Shares and Deferred Shares

     The Board of Directors or the Committee may grant shares of Common Stock to participants from time-to-time as a bonus. Such shares may be paid on a current basis or may be deferred and paid in the future. The Board of Directors or the Committee may impose such conditions or restrictions on any such deferred shares as it may deem advisable including time-vesting restrictions and deferred payment features.

 Stock Options

     The Omnibus Plan will permit the grant of ISOs, which qualify for special tax treatment, to eligible employees, and nonqualified stock options to eligible employees and non-employee directors. The exercise price for any stock option will not be less than the fair market value of a share of Common Stock on the date of grant. No stock option may be exercised more than ten years after the date of grant.

Stock Appreciation Rights

     Stock Appreciation Rights ("SARs") may be granted either singly (freestanding SARs) or in combination with underlying stock options (tandem
SARs). SARs entitle the holder upon exercise to receive an amount in common stock equal in value to the excess of the fair market value of the shares covered by such right over the grant price. The grant price for SARs will not be less than the fair market value of the Common Stock on the SARs' date of grant. The payment upon a SAR exercise may be settled in whole shares of equivalent value, cash or a combination thereof. Fractional shares will be paid in cash.

 Change of Control Provisions

     The Omnibus Plan provides that, if, within the one-year period beginning on the date of a Change of Control (as defined in the Omnibus Plan) an employee separates from service with us or a majority owned subsidiary other than due to us terminating the employee's employment for cause or the employee resigning for good reason (e.g., a material diminution in compensation or status or a required move of over 50 miles), then, all stock options and SARs will become fully vested and immediately exercisable, the restrictions applicable to outstanding restricted stock, deferred shares, and other stock-based awards will lapse, and, unless otherwise determined by the Board of Directors or the Committee, all deferred shares will be settled, and outstanding performance awards will be vested and paid out on a prorated basis, based on the maximum award opportunity of such awards and the number of months elapsed compared with the total number of months in the performance cycle. The Board of Directors or the Committee may also make certain adjustments and substitutions in connection with a Change of Control or similar transactions or events as described under "--Shares Reserved for Awards."

Federal Income Tax Consequences

     Based on current provisions of the Code and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of stock options and SARs granted under the Omnibus Plan are as described below. The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof:

     Non-Qualified Stock Options. An employee receiving a non-qualified option does not recognize taxable income on the date of grant of the non-qualified option, provided that the non-qualified option does not have a readily ascertainable fair market value at the time it is granted. In general, the employee must recognize ordinary income at the time of exercise of the non-qualified option in the amount of the difference between the fair market value of the shares of Common Stock on the date of exercise and the option price. The ordinary income recognized will constitute compensation for which tax withholding generally will be required. The amount of ordinary income recognized by an employee will be deductible by us in the year that the employee recognizes the income if we comply with the applicable withholding requirement.

     Shares of Common Stock acquired upon the exercise of a non-qualified option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the Common Stock generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the Common Stock, the employee will recognize long-term capital gain or loss if the employee has held the Common Stock for more than one year prior to disposition, or short-term capital gain or loss if the employee has held the Common Stock for one year or less.

     If an employee pays the exercise price, in whole or in part, with previously acquired Common Stock, the employee will recognize ordinary income in the amount by which the fair market value of the shares of Common Stock received exceeds the exercise price. The employee will not recognize gain or loss upon delivering the previously acquired Common Stock to us. Common Stock received by an employee, equal in number to the previously acquired shares of Common Stock exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired Common Stock. Common Stock received by an employee in excess of the number of such previously acquired shares of Common Stock will have a basis equal to the fair market value of the additional shares of Common Stock as of the date ordinary income is recognized. The holding period for the additional Common Stock will commence as of the date of exercise or such other relevant date.

     Incentive Stock Options. As addressed above, ISOs will be granted under the Omnibus Plan if, and only if, the Omnibus Plan is approved by the stockholders. ISOs are defined by Section 422 of the Code.

     An employee who is granted an ISO does not recognize taxable income either on the date of grant or on the date of exercise. Upon the exercise of an ISO, the difference between the fair market value of the Common Stock received and the option price is, however, a tax preference item potentially subject to the alternative minimum tax.

     Upon disposition of shares of Common Stock acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if the employee disposes of the Common Stock within two years of the date of grant or within one year of the date of the transfer of the shares of Common Stock to the employee (a "Disqualifying Disposition"), then the employee will recognize ordinary income, as opposed to capital gain, at the time of disposition. In general, the amount of ordinary income recognized will be equal to the lesser of (a) the amount of gain realized on the disposition, or
(b) the difference between the fair market value of the Common Stock received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period of time the Common Stock has been held. We are not entitled to a tax deduction upon either the exercise of an ISO or the disposition of Common Stock acquired pursuant to the exercise of an ISO, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition. For alternative minimum taxable income purposes, on the later sale or other disposition of the Common Stock, generally only the difference between the fair market value of the Common Stock on the exercise date and the amount realized on the sale or disposition is includable in alternative minimum taxable income.

     If an  employee  pays  the  exercise  price,  in  whole  or in  part,  with previously acquired Common Stock, the exchange should not affect the ISO tax treatment of the exercise. Upon the exchange, and except as otherwise described herein, no gain or loss is recognized by the employee upon delivering previously acquired shares of Common Stock to us as payment of the exercise price. The shares of Common Stock received by the employee, equal in number to the previously acquired Common Stock exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired Common Stock. The employee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements. Common Stock received by the employee in excess of the number of previously acquired Common Stock will have a basis of zero and a holding period which commences as of the date the Common Stock are transferred to the employee upon exercise of the ISO. If the exercise of any ISO is effected using Common Stock previously acquired through the exercise of an ISO, the exchange of the previously acquired Common Stock will be considered a disposition of the Common Stock for the purpose of determining whether a Disqualifying Disposition has occurred.

     Stock Appreciation Rights. To the extent that the requirements of the Code are met, there are no immediate tax consequences to an employee when a SAR is granted. When an employee exercises the right to the appreciation in fair market value of shares represented by a SAR, payments made in shares of Common Stock are normally includable in the employee's gross income for regular income tax purposes. We will be entitled to deduct the same amount as a business expense in the same year. The includable amount and corresponding deduction each equal the fair market value of the Common Stock payable on the date of exercise.

     Restricted Stock. The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the common shares are no longer subject to substantial risk of forfeiture or the common shares are freely transferable. At the time the restrictions lapse, the grantee will recognize ordinary income equal to the then fair market value of the shares. The grantee may, however, make an election to include the value of the shares in gross income in the year such restricted shares are granted despite such restrictions. Generally, we will be entitled to deduct the fair market value of the shares transferred to the grantee as a business expense in the year the grantee includes the compensation in income.

     Deferred Shares. Generally, the grantee will not recognize ordinary income until common shares become payable under the deferred share award, even if the award vests in an earlier year. We will generally be entitled to deduct the amount the grantee includes in income as a business expense in the year of payment.

     Other Stock-Based Performance Awards. Any cash payments or the fair market value of any common shares or other property the grantee receives in connection with other stock-based awards, incentive awards, or as unrestricted payments equivalent to dividends on unfunded awards or on restricted stock are includable in income in the year received or made available to the grantee without substantial limitations or restrictions. Generally, we will be entitled to deduct the amount the grantee includes in income as a business expense in the year of payment.

     Deferred Compensation. Any deferrals made under the Omnibus Plan, including awards granted under the plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Code to avoid adverse tax consequences to participating employees. These requirements include limitations on election timing, acceleration of payments, and distributions. We intend to structure any deferrals and awards under the Omnibus Plan to meet the applicable tax law requirements.

     Other Tax Consequences. State tax consequences may in some cases differ from those described above. Awards under the Omnibus Plan will in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Other Information

     The Omnibus Plan was effective October 14, 2005, and will remain in effect, subject to the right of the Board of Directors to amend or terminate the Omnibus Plan (subject to certain limitations set forth in the Omnibus Plan), at any time until all shares subject to it shall have been purchased or acquired according to the Omnibus Plan's provisions. Any awards granted before the Omnibus Plan is terminated may extend beyond the expiration date.

     The Board of Directors may at any time alter, amend, suspend or terminate the Omnibus Plan in whole or in part without the approval of the stockholders, except to the extent the Board of Directors determines it is desirable (i) to obtain approval of the stockholders, (ii) to retain eligibility for exemption from the limitations of Section 162(m) of the Code, (iii) to have the available the ability for stock options to qualify as ISOs, (iv) to comply with the requirements for listing on any exchange where our shares are listed, or (v) for any other purpose the Board of Directors deems appropriate. No termination, amendment or modification of the Omnibus Plan may adversely affect in any material way any award previously granted under the Omnibus Plan, without the written consent of the grantee of such award.

October 2005 Stock Awards Under the Omnibus Plan

     On October 14, 2005, our Board of Directors approved grants of 176,000 bonus shares of Common Stock to certain of our officers, subject to certain conditions. Two of our executive officers received a portion of these grants. Our Chief Financial Officer, David Grose, will receive (i) 16,000 bonus shares on January 1, 2007, regardless of whether he is employed by us on such date,
(ii) an additional 16,000 bonus shares on January 1, 2007, provided he is employed (and has at all times from the date of the agreement been employed) by us on June 1, 2006, and (iii) 16,000 bonus shares on June 1, 2007, provided he is employed (and has at all times from the date of the agreement been employed) by us on June 1, 2007. Richard Marlin, Executive Vice President of Engineering, will receive (i) 12,000 bonus shares on January 1, 2007, provided he is employed (and has at all times from the date of the agreement been employed) by us on April 4, 2006, (ii) 12,000 bonus shares on April 4, 2007, provided he is employed (and has at all times from the date of the agreement been employed) by us on April 4, 2007, and (iii) 12,000 bonus shares on April 4, 2008 provided he is employed (and has at all times from the date of the agreement been employed) by us on April 4, 2008.

     See  also  "Executive   Compensation--Compensation   of  Directors"  for  a
description of stock options granted to our non-employee directors under the Omnibus Plan.

     These grants are not subject to stockholder approval and will remain in effect if the stockholders do not approve the Omnibus Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2005 OMNIBUS STOCK AWARD PLAN. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR THE APPROVAL OF THE OMNIBUS PLAN.

PROPOSAL NO. 4 - APPROVAL OF MANAGEMENT ANNUAL INCENTIVE PLAN

General

     Our  Board  of  Directors   recommends   approval  of  the  Quest  Resource
Corporation Management Annual Incentive Plan (the "Incentive Plan"). The Incentive Plan is designed to qualify bonuses paid under the Incentive Plan as "qualified performance-based compensation" for purposes of Section 162(m) of the Code. This enables us to exclude compensation payable under the Incentive Plan from the deduction limitations of Section 162(m), which generally precludes a deduction for compensation paid to a public company's chief executive officer and next four highest compensated executive officers employed with the public company on the last day of the company's tax year to the extent compensation for a taxable year to any such individual exceeds $1 million. The purposes of the Incentive Plan are to promote our success; to provide designated executive officers with an opportunity to receive incentive compensation dependent upon that success; to attract, retain and motivate such individuals; and to provide awards that are "qualified performance-based" compensation under Section 162(m).

     Our Board of Directors has determined that it is appropriate and in the best interests of the stockholders to maximize the tax deductibility of amounts payable under the Incentive Plan. Our Board of Directors has determined, by resolution adopted on March 21, 2006, to submit the plan to stockholders for their approval at this year's Annual Meeting. If the stockholders approve the Incentive Plan, all amounts paid to employees and executive officers pursuant to the plan in forthcoming periods, beginning in 2007, will be fully tax-deductible to the Company, generating substantial after-tax savings. It is not anticipated that any executive officer will receive compensation in excess of $1 million for 2006. A copy of the Incentive Plan is attached as Appendix B to this proxy statement.

     The following general description of material features of the Incentive Plan is qualified in its entirety by reference to the provisions of the Incentive Plan set forth in Appendix B.

Eligibility

     Only our executive officers and key employees who are selected by the Compensation Committee (the "Committee") of our Board of Directors are eligible to participate in the Incentive Plan. Prior to or at the time performance objectives are established for the performance period (the "Incentive Period"), which is generally a fiscal year, the Committee will designate in writing which executive officers and key employees among those who may be eligible to participate in the Incentive Plan will be eligible participants for each Incentive Period. For 2006, all of our executive officers and management-level employees (approximately fifteen persons as of March 31, 2006) are eligible to participate.

Modifications

     The Board of Directors reserves the right to amend or terminate the Incentive Plan in whole or in part at any time. However, unless otherwise prohibited by applicable law, any amendment required to conform the Incentive Plan to the requirements of Section 162(m) of the Code may be made by the Committee. No amendment may increase the maximum award payable under the Incentive Plan without stockholder approval or otherwise be effective without stockholder approval if such approval is necessary so that awards will be "qualified performance-based compensation" under Section 162(m) of the Code.

Administration

     The Incentive Plan must be administered by a committee or subcommittee of our Board of Directors designated by it to administer the Incentive Plan that consists of not less than two directors, each of whom is intended to be an "outside director" within the meaning of Section 162(m) of the Code. The Committee will have full power and authority to administer and interpret the provisions of the Incentive Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Incentive Plan. The Committee may rely on opinions, reports or statements of our officers or employees and of our counsel, public accountants and other professional or expert persons. The Incentive Plan shall be administered by our Chief Financial Officer and Human Resource Manager, subject to the control and supervision of the Chief Executive Officer and the Board of Directors.

Tax Law Requiring Stockholder Approval

     Section 162(m) of the Code provides that a publicly-traded company will not be able to deduct for federal income tax purposes any compensation in excess of $1 million paid by it in any one year to any "covered employee" of the company, subject to certain exemptions. "Covered employees" are essentially the individuals who were, at the end of the fiscal year, our Chief Executive Officer and our four other most highly compensated executive officers, i.e., the officers listed in the Summary Compensation Table in this proxy statement. The annual compensation that is counted under Section 162(m) for purposes of the $1 million limit includes, among other things, base salary and cash bonuses. However, various forms of compensation are exempt from Section 162(m)'s general limitation on deductible compensation, including performance-based compensation paid under stockholder-approved plans that meet certain criteria. The Incentive Plan meets these criteria.

Incentive Objectives

     Within the first 90 days of each Incentive Period, the Committee will establish one or more performance goals, a specific target objective or objectives with respect to such performance goals and an objective formula, or method for computing the amount of bonus compensation payable to each participant under the Incentive Plan if the performance goals are attained. Such goals, objectives and compensation formulae or methods must be established such that the outcome of the goal or objective is substantially uncertain at the time the Committee actually establishes the goal or objective.

     Incentive goals will be based upon one or more of the following business criteria for the Company as a whole or any of its subsidiaries, operating divisions or other operating units: total stockholder return, earnings before interest, taxes, depreciation and amortization, pre-tax operating income, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on sales, lease operating expense, pipeline operating expense, production, reserve replacement, finding and development costs or productivity improvements. Target award levels are approved by the Committee and set as a percentage of the participant's base salary.
Additionally, to the extent consistent with the goal of providing for deductibility under Section 162(m) of the Code, performance goals may be based upon a participant's attainment of personal objectives with respect to any of the foregoing performance goals: negotiating transactions and sales, business unit/department performance, profit margins, reduction of certain accounts receivable or achievement of subsidiary or departmental budgets or developing long-term business goals.

Determination of Bonus Awards

     As soon as practicable after the end of each Incentive Period, the Committee will calculate the amount of each participant's bonus for such Incentive Period based upon the achievement of performance goals or specific target objectives. The Committee will have no discretion to increase the amount of any participant's bonus as so determined, but may reduce the amount or totally eliminate such bonus if it determines, in its absolute and sole discretion, that such a reduction or elimination is appropriate in order to reflect the participant's performance or unanticipated factors. No participant's bonus will exceed the lesser of 200% of the participant's base annual salary or $1,000,000.

Payment of Awards

     Approved bonus awards will be payable by us in cash (or in shares of our Common Stock pursuant to the Omnibus Plan if the Omnibus Plan is approved at the Annual Meeting) to each participant, or to his estate in the event of his death, as soon as practicable after the end of each Incentive Period. To the extent shares of Common Stock are issued under the Omnibus Plan, such issued shares will be subject to both the annual award limitation set forth in "--Determination of Bonus Awards" above and any share limitation(s) in the Omnibus Plan.

     A bonus award that would otherwise be payable to a participant who is not employed by us or one of our subsidiaries on the last day of an Incentive Period will be prorated, or not paid, in accordance with rules and regulations adopted by the Committee for the administration of the Incentive Plan.

Other Terms and Conditions

     The Incentive Plan will be submitted to the stockholders for reapproval if the business criteria stated above in "--Incentive Objectives" are materially changed and, in any event, will be submitted to be reapproved by stockholders after five years since the last time stockholder approval was received.

     No person shall have any legal claim to be granted an award under the Incentive Plan and the Committee shall have no obligation to treat participants uniformly. Bonuses awarded under the Incentive Plan shall be payable from our general assets and no participant shall have any claim with respect to any of our specific assets.

     Neither the Incentive Plan nor any action taken under the Incentive Plan will be construed as giving any employee the right to be retained in our employ or any subsidiary or to maintain any participant's compensation at any level.

2006 Performance Goals

     The Incentive Plan will put a significant portion of total compensation at risk by linking potential annual compensation to our achievement of specific performance goals during the year, which creates a direct connection between the participant's pay and our financial performance. The goals established by our Compensation Committee for 2006 will include:

     o Operational goals consisting of finding and development costs per mcf, reserve replacement and revisions and production growth; and

     o Financial discipline goals consisting of lease operating expense per mcf produced, pipeline operating expenses per mcf transported and EBITDA.

     Each of these six performance goals are equally weighted for all participants in the Incentive Plan. The Incentive Plan provides for bonuses to be paid in the form of a predetermined mixture of cash and Common Stock that varies depending upon the level of bonus (with higher bonus awards being paid with a greater percentage of Common Stock).

     Each executive officer and key employee has a target bonus percentage expressed as a percentage of base salary based on his or her level of responsibility, with bonuses ranging from a low of approximately 15% of base salary to 42% of base salary for the Chief Executive Officer (if performance is 100% of target). The annual incentive program includes minimum performance thresholds required to earn any incentive compensation, as well as maximum payouts geared towards rewarding extraordinary performance; thus, actual awards can range from 0% (if performance is below 60% of target) to 99% of base salary for the Chief Executive Officer (if performance is 150% of target).

New Plan Benefits

     Based on current salaries, the following table lists the maximum bonus amounts payable under the 2006 performance goals set by the Compensation Committee to certain individuals.

                        Management Annual Incentive Plan


Name and Position                    Total Dollar    Cash Bonus   Stock Bonus
                                        Value                      Awards (1)

Jerry Cash, Chief Financial          $396,000        $264,000     $132,000
Officer, President and Director

David Grose, Chief Financial         $272,250        $181,500     $90,750
Officer, Secretary and Treasurer

Walter Yuras, Vice President         $117,306        $78,204      $39,105
Geology

Richard Marlin, Vice President       $181,913        $121,275     $60,638
Engineering

All Executives as a Group           $1,055,669       $703,779     $351,890

All Non-Executive Officer              ---              ---          ---
Directors as a Group

All Non-Executive Officer           $647,598         $431,732     $215,866
Employees as a Group

(1) The payment of a portion of the total bonus in the form of shares of our Common Stock is dependent upon the passage of Proposal No. 3. If Proposal No. 3 does not pass, the entire amount of the bonus would be paid in the form of cash.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE MANAGEMENT ANNUAL INCENTIVE PLAN. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR THE APPROVAL OF THE MANAGEMENT ANNUAL INCENTIVE PLAN.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The table below sets forth information concerning the annual and long-term compensation paid to or earned by the Chief Executive Officer and each of the other persons who were serving as an executive officer on December 31, 2005 and who earned more than $100,000 in salary and bonus during the 12 month period ended December 31, 2005.


                                            Annual Compensation               Long Term Compensation Awards
                                ---------------------------------------------------------------------------------------------------
                                                                    Other        Stock     Securities
                                 12 months                        Annual (2)     Bonus     Underlying      LTIP       All Other(3)
 Name and Principal Position     ended (1)    Salary    Bonus    Compensation    Awards    Options/SARS    Payouts    Compensation
                                 ---------    ------    -----    ------------    ------    ------------    -------    -------------

Jerry D. Cash                    12/31/05   $ 167,625  $4,200         --           --           --           --       $  9,044
  Chairman of the Board,         12/31/04   $ 120,000  $1,000         --           --           --           --       $  3,512
  Chief Executive Officer        5/31/04    $ 120,000  $  800         --           --           --           --       $  3,600
  and President

David E. Grose (4)               12/31/05   $ 167,608  $5,000         --        $480,000        --           --       $  9,084
  Chief Financial Officer        12/31/04   $  83,077  $1,000         --           --           --           --            --

Richard Marlin (5)               12/31/05   $ 189,518  $6,226         --        $360,000        --           --       $ 11,596
    Executive VP Engineering     12/31/04   $ 132,000  $1,000         --           --           --           --       $  4,165

Walter Yuras (6)                 12/31/05   $ 158,004   --            --           --           --           --            --
    Executive VP Geology         12/31/04   $ 159,600   --            --           --           --           --            --


____________

(1) On December 31, 2004, we changed our fiscal year from a fiscal year ended May 31 to a fiscal year ended December 31. As a result, we are providing information for our fiscal year ended May 31, 2004 and the transitional disclosure for the 12 months ended December 31, 2004. Therefore, there is a five-month overlap in the compensation disclosed for the 12-month periods ended May 31, 2004 and December 31, 2004.

(2) Perquisites and other personal benefits, securities or property did not exceed 10% of the total of salary and bonus for each of the named
     executives   during  the   applicable   year.
(3) Consists of employer contributions to the executive's profit sharing account.
(4) Represent shares of our common stock awarded as a bonus in 2005. Under the terms of the award, Mr. Grose will receive (i) 16,000 bonus shares on January 1, 2007, regardless of whether he is employed by us on such date,
     (ii) an additional 16,000 bonus shares on January 1, 2007, provided he is employed (and has at all times from the date of the agreement been employed) by us on June 1, 2006, and (iii) 16,000 bonus shares on June 1, 2007, provided he is employed (and has at all times from the date of the agreement been employed) by us on June 1, 2007. Value computed as the number of shares awarded times the closing price on date of grant ($480,000 at October 14, 2005). Mr. Grose is not eligible to vote or to receive dividends declared on such shares until such time as the shares are issued to him. As of December 31, 2005, the 48,000 bonus shares issuable to Mr. Grose had a value of $633,600. The bonus share awards have no value to the recipient until the term of service requirement is met. Mr. Grose became our Chief Financial Officer effective June 1, 2004.
(5) Represent shares of our common stock awarded as a bonus in 2005. Richard Marlin, Executive Vice President of Engineering, will receive (i) 12,000 bonus shares on January 1, 2007, provided he is employed (and has at all times from the date of the agreement been employed) by us on April 4, 2006,
     (ii) 12,000 bonus shares on April 4, 2007, provided he is employed (and has at all times from the date of the agreement been employed) by us on April 4, 2007, and (iii) 12,000 bonus shares on April 4, 2008 provided he is employed (and has at all times from the date of the agreement been employed) by us on April 4, 2008. Value computed as the number of shares awarded times the closing price on date of grant ($360,000 at October 14, 2005). Mr. Marlin is not eligible to vote or to receive dividends declared on such shares until such time as the shares are issued to him. As of December 31, 2005, the 36,000 bonus shares issuable to Mr. Marlin had a value of $475,200. The bonus share awards have no value to the recipient until the term of service requirement is met. Mr. Marlin became our Executive VP Engineering effective September 2004.
(6)  Mr. Yuras became our Executive VP Geology effective September 2004.

Options Granted and Options Exercised in the Last Fiscal Year and Year End Option Values

     No options were granted by us to executive officers during the year ended December 31, 2005.

     No options were exercised during the year ended December 31, 2005 by our executive officers named in the Summary Compensation Table.

     As of December 31, 2005, none of the executive officers named in the Summary Compensation Table had any unexercised options.


Equity Compensation Plan Information

     The table below sets forth information concerning compensation plans under which equity securities are authorized for issuance as of the fiscal year ended December 31, 2005.



                                                                                            Number of securities
                                                                                           remaining available for
                                                                                            future issuance under
                                 Number of securities to         Weighted-average            equity compensation
                                 be issued upon exercise         exercise price of            plans (excluding
                                 of outstanding options,        outstanding options,        securities reflected in
   Plan category                 warrants and rights (a)       warrants and rights (b)           column (a)(c)

-------------------           ---------------------------    --------------------------   -------------------------------

 Equity compensation plans                --                            --                              --
   approved by security
          holders

 Equity compensation plans
   not approved by security             250,000                       $10.00                         176,000
         holders (1)               ----------------              ---------------                -----------------

      Total                             250,000                       $10.00                         176,000 (1)
                                   ================              ===============                =================


(1) Represents shares issuable pursuant to outstanding awards under our Omnibus Plan that are not subject to stockholder approval. The Omnibus Plan provides for the issuance of up to 2,200,000 shares of our common stock. At the time of the adoption of the Omnibus Plan by the Board of Directors, awards with respect to 426,000 shares were granted, consisting of options to acquire 250,000 shares listed in the above table and awards relating to bonus shares to be issued in the future. The Board of Directors will not issue any additional awards under the Omnibus Plan until stockholder approval has been obtained. See Proposal No. 3 for a description of the material terms of the Omnibus Plan and the terms of the bonus share awards. See "--Compensation of Directors" for the terms of the stock options.

Compensation of Directors

     Historically, our directors did not receive any compensation for serving as a director, although we did reimburse directors for expenses incurred in connection with attendance at meetings of the Board of Directors. In connection with the expansion of the size of the Board of Directors and the appointment of three new non-employee directors in October 2005 as part of a recapitalization, all of our non-employee directors will receive the following compensation:

     o    annual director fee of $20,000 per year;

     o $2,000 for each board meeting attended in person and $500 for each telephonic board meeting; and

     o a grant of an option for 50,000 shares of common stock. Options for 10,000 shares will be immediately vested and the options for the remaining 40,000 shares will vest 10,000 per year over the next four years; provided that the director is still serving on the board of directors at the time of the vesting of the stock options. Each option has a term of 10 years.

     Mr. Garrison received 10,000 restricted shares of our common stock for serving on the audit committee for the period from June 6, 2003 to May 31, 2005. In connection with the expansion of the Board of Directors, we intend to increase the size of the existing audit committee from one to three members and to establish compensation and nominating committees consisting solely of independent directors. The Board of Directors has not yet determined the amount of additional compensation, if any, to be paid to the members of these committees for their service on such committees.

Employment Contracts

     As of October 14, 2005, we entered into employment agreements with each of Mr. Cash and Mr. Grose. Under the terms of the agreements, Mr. Cash will receive an annual salary of $400,000 and Mr. Grose will receive an annual salary of $275,000. Mr. Cash and Mr. Grose are each also entitled to participate in any incentive bonus plan or program and/or stock option plan that is established by the Compensation Committee for our senior executive officers. The term of each of the agreements will expire upon notice of termination delivered by either us or Mr. Cash or Mr. Grose, as applicable. Mr. Cash or Mr. Grose must provide us with 30 days prior notice of termination. We may terminate either Mr. Cash or Mr. Grose for cause without prior notice. If we terminate either Mr. Cash or Mr. Grose without cause, we must pay him severance pay equal to 12 months salary (to be paid in equal installments), provided that he does not compete with us during the time that he is receiving severance payments and signs a general release of claims in favor of us. Under the employment agreements, "cause" is defined to include, but is not limited to, the following: (i) any act or omission by Mr. Cash or Mr. Grose that constitutes gross negligence or willful misconduct; (ii) theft, dishonest acts or breach of fiduciary duty that materially enrich Mr. Cash or Mr. Grose or materially damage us or conviction of a felony, (iii) any conflict of interest, except those consented to in writing by us; (iv) any material failure by Mr. Cash or Mr. Grose to observe our work rules, policies or procedures that is not cured after 10 days' written notice; (v) bad faith refusal by Mr. Cash or Mr. Grose to carry out reasonable instruction that is not cured after 10 days' written notice; or (vi) any material breach of their employment agreements. The agreements require Mr. Cash and Mr. Grose to not disclose or use confidential information (except in the ordinary course of performing his duties for us). In cases of termination for cause or voluntary termination, Mr. Cash or Mr. Grose, as appropriate, may not solicit customers, business prospects or employees for a period of one year following his termination of employment. The agreements also prohibit Mr. Cash and Mr. Grose from engaging in any act, which creates a conflict of interest with us.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held five meetings during 2005 and acted by unanimous consent eight times. Our policy for director attendance at Board of Directors meetings is that directors are expected to regularly attend meetings of the Board of Directors and of those committees on which a director may sit, with the understanding that on occasion a director may be unable to attend a meeting. Each director is required to attend the annual meeting of the Board of Directors and is encouraged to attend the Annual Meeting of the stockholders. All directors attended the 2005 Annual Meeting of the stockholders. Each director attended at least 75% of the total number of meetings held by the Board of Directors (during the period for which he was a director) and at least 75% of the total number of meetings held by all board committees on which he served (during the periods for which he was a member). The Board of Directors has established an Audit Committee, Nominating Committee and Compensation Committee.

Audit Committee

     For most of 2005, Mr. Garrison was the sole member of the Audit Committee. Since the Audit Committee only had one member, it did not have any formal meetings during 2005. In December 2005, the Audit Committee was expanded to three members. The following three directors are members of the Audit Committee:
John Garrison, Chair, Ronnie Irani and Jon Rateau. The Board of Directors has determined that each of the Audit Committee members are independent, as that term is defined under the enhanced independence standards for audit committee members in the Securities Exchange Act of 1934 and rules thereunder, as amended, as incorporated into the listing standards of The Nasdaq National Market. The Board of Directors has determined that Mr. Garrison is an "audit committee financial expert", as that term is defined in the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The functions of the Audit Committee are described under "Audit Committee Report" below. A copy of our Audit Committee's charter is attached as Appendix C hereto.

Compensation Committee

     The Compensation Committee was established in December 2005 and did not meet in 2005. The purpose of the Compensation Committee is to make determinations and recommendations to the Board of Directors with respect to salaries, bonuses, stock options and other benefits payable to our Chief Executive Officer and other executive officers. Messrs. Rateau, Kite and Irani are the current members of the Compensation Committee. The Board of Directors has determined that all the members of the Compensation Committee are independent as defined under the general independence standards of the listing rules of The Nasdaq National Market.

     The Compensation Committee performs its functions and responsibilities pursuant to a written charter adopted by our Board of Directors in December 2005, which is published on our Internet website at www.qrcp.net under the heading Corporate Governance Policies.

Nominating Committee

     The Nominating Committee was formed in December 2005 and did not meet in 2005. The following directors are members of the Nominating Committee: Messrs. Kite, Garrison and Irani. The Board of Directors has determined that each member of the Nominating Committee is independent under the listing standards of The Nasdaq National Market. Our Nominating Committee's charter describes the committee's responsibilities, including developing corporate governance guidelines and seeking, screening and recommending director candidates for nomination by the Board of Directors. Our Corporate Governance Guidelines contain information regarding the selection, qualification and criteria for director nominees and the composition of the Board of Directors. Both documents are published on our Internet website at www.qrcp.net under the heading Corporate Governance Policies. The Nominating Committee evaluates all director candidates in accordance with the director qualification standards described in the Corporate Governance Guidelines.

     The  Nominating   Committee  considers   candidates  for  Board  membership
suggested by its members and other Board members, as well as management and stockholders.

     Once the Nominating Committee has identified a prospective nominee candidate, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Nominating Committee with the recommendation of the prospective candidate, as well as the Nominating Committee's own knowledge of the candidate. This information may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board of Directors and the likelihood that the prospective nominee can satisfy the criteria and qualifications described below. If the Nominating Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, the Nominating Committee then evaluates the prospective nominees against the criteria and qualifications set out in the Nominating Committee's Charter. Such criteria and qualifications include:

     o a general understanding of management, marketing, accounting, finance and other elements relevant to our success in today's business environment;

     o an understanding of the principal operational, financial and other plans, strategies and objectives of the Company;

     o an understanding of the results of operations and the financial condition of the Company and its significant business segments for recent periods;

     o an understanding of the relative standing of our significant business segments vis-a-vis competitors;

     o    the  educational  and  professional   background  of  the  prospective
          candidate;

     o the prospective nominee's standards of personal and professional integrity;

     o the demonstrated ability and judgment necessary to work effectively with other members of the Board of Directors to serve the long-term interests of the stockholders;

     o the prospective nominee's willingness and ability to make a sufficient time commitment to our affairs in order to effectively perform the duties of a director, including regular attendance at Board of Directors and committee meetings;

     o the prospective nominee's commitment to our long-term growth and profitability; and

     o the prospective nominee's ability to qualify as an independent director as defined in the Nasdaq listing standards.

     However, as determining the specific qualifications or criteria against which to evaluate the fitness or eligibility of potential director candidates is necessarily dynamic and an evolving process, the Board of Directors believes that it is not always in our best interests or our stockholders to attempt to create an exhaustive list of such qualifications or criteria. Appropriate flexibility is needed to evaluate all relevant facts and circumstances in the context of our needs and the needs of the Board of Directors at a particular point in time.

     The Nominating Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board of Directors, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In determining whether to recommend a director for re-election, the Nominating Committee also considers the director's past attendance at meetings and participation in and contributions to the activities of the Board of Directors. In connection with this evaluation, the Nominating Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Nominating Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board, and the Board of Directors determines the nominees after considering the recommendation and report of the Nominating Committee.

     In addition, nominees and new directors who serve as a member of our Audit Committee are not permitted to serve on the audit committee of more than two other boards of public companies.

     The Board of Directors values the contributions of directors whose years of service have given them insight into us and our operations and believes term limits are not necessary. Directors shall not be nominated for election to the Board of Directors after their 72nd birthday, although the full Board may nominate candidates over the age of 72 for special circumstances.

Code of Ethics

     Our board of directors has adopted a Code of Business Conduct and Ethics that is applicable to all of our directors, officers and employees, including our principal executive officer, our principal financial officer and our principal accounting officer. A copy of our Code of Business Conduct and Ethics is available on our internet website at www.qrcp.net under the heading Corporate Governance Policies.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Role and Composition of the Committee

     In December 2005, the Board of Directors of Quest Resource Corporation established a Compensation Committee ("Committee"). The Committee is responsible for reviewing and approving all aspects of compensation for our Chief Executive Officer ("CEO") and other senior executives. In meeting this responsibility, the Committee's policy is to ensure that senior executive compensation complies with all applicable rules and regulations and designed to achieve four primary objectives:

o attract and retain well-qualified executives who will lead Quest and achieve superior performance;
o provide incentives for achievement of specific short-term individual and corporate goals;
o provide incentives for achievement of longer-term financial goals and success; and
o align the interests of management with those of the stockholders to encourage achievement of continuing increases in stockholder value.

The charter followed by the Committee in discharging these responsibilities is available to any interested party at the Company's website at www.qrcp.net.

     The Committee consists of three directors, each of whom meets (i) the independence requirements of the listing standards of the Nasdaq Stock Market, Inc., (ii) the definition of non-employee director under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, and (iii) the definition of outside director under the regulations promulgated under
Section 162(m) of the Internal Revenue Code of 1986, as amended. The Board appoints the Committee members. The Committee then recommends, and the Board designates, one member of the Committee as chairperson. The Board has the power to remove a Committee member for any reason.

     The Committee has the authority to consult with independent compensation consulting firms as it deems necessary from time to time to: assist the Committee in formulating Quest's compensation policies; provide advice to the Committee concerning specific compensation packages and appropriate levels of executive and Board of Director compensation; provide advice about competitive levels of compensation; and review and recommend changes in the compensation system and programs of Quest.

     Since the Committee was not formed until the end of 2005, the following discussion reflects the compensation philosophy and practices to be followed by the Committee in the future.

Compensation Philosophy and Practices

     Our compensation philosophy is to manage senior executive total compensation at the median level relative to companies with which we compete for talent. The Committee will compare compensation levels with a selected cross-industry group of other natural gas and oil exploration and production companies of similar size.

     Each year, the Committee will ask management to present a proposed compensation plan for the Plan Year, along with supporting and competitive market data. The Committee will then meet without members of the management to review the proposal and establish the compensation plan. The Committee monitors the performance of our CEO and other senior executives throughout the year against the targets set for each performance measure. At the end of the Plan Year, the Committee meets in an executive session to review the final results compared to the established performance goals before determining the CEO and other senior executives' compensation levels for the Plan Year. During this meeting, the Committee also establishes the executive compensation plan for the upcoming Plan Year.

Components of Executive Compensation

     Annual compensation for senior executives will be comprised of two components: base salary and an annual bonus award consisting of both cash and stock awards. Each is explained more fully below.

BASE SALARY: Base salaries for all senior executives will be set at levels that are comparable to similar positions at other companies with whom we compare for compensation purposes. These other companies comprise the Performance Peer Group. While surveys will be conducted annually, it is intended that salaries will only be adjusted as needed based on the results of our market surveys. This is in line with the philosophy at above median compensation opportunity should come from the variable portion of the compensation package.

ANNUAL BONUS AWARDS: Annual bonus awards for senior executives are provided to reward value creation by providing competitive incentives for the achievement of annual financial and operating performance goals. By providing market-competitive target awards, the plan supports the attraction and retention of senior executive talent critical to achieving the strategic business objectives of Quest. Bearing in mind these considerations, the Committee has established the Management Annual Incentive Plan, subject to stockholder approval. (See "Proposal No. 3 - Approval of Management Annual Incentive Plan" for a discussion of the Management Annual Incentive Plan and the performance goals that have been established for 2006.)

     The proposed 2006 plan establishes target award levels as a percentage of the participant's base salary. The percentages vary based on organizational responsibilities and market-compilation bonus levels based on industry data. Approved annual bonus awards will consist of both cash awards and share awards of the Company's common stock issued pursuant to the Company's Omnibus Stock Award Plan.

     After the end of the Plan Year, the Committee will determine to what extent the Company and the participants have achieved the performance goals. The Committee will calculate and certify in writing the amount of each participant's bonus based upon the performance goals and computation formulae set forth in the Management Annual Incentive Plan. The Committee shall have no discretion to increase the amount of any senior executive's bonus as so determined, but may reduce the amount of or totally eliminate such bonus, if it determines, in its absolute and sole discretion that such reduction or elimination is appropriate in order to reflect the senior executives' performance or unanticipated factors.

Chief Executive Officer Compensation

     The Committee will meet annually, in private, to review the Chief Executive Officer's performance. The Committee will use this performance evaluation in considering the CEO's compensation. The CEO participates in the same programs and receives compensation based on the same factors as the other senior executives. However, the CEO's overall compensation reflects a greater degree of policy and decision-making authority and a higher level of responsibility with respect to the strategic direction and financial and operational results of the Company. As a result, the compensation of the Company's CEO will be largely dependent upon the overall performance of the Company and enhancement of stockholder value, as well as past performance.

2005 BASE SALARY: In October 2005 (in connection with a private placement of our common stock and prior to the formation of the Compensation Committee) our Board of Directors concluded, based on the base salary information of the CEOs in the Peer Group Companies and the advice of its advisors, that Mr. Cash's annual salary be increased to $400,000.

2005 ANNUAL BONUS AWARD: For 2005, Mr. Cash received a cash bonus of $4,200, consisting of a Christmas bonus and company-wide production performance bonus. As a result of the Committee's review of competitive practices, it was concluded that the incentive opportunity for Mr. Cash should be increased. Mr. Cash successfully led us through a re-capitalization and positioned the Company for significant growth in the coming years. Mr. Cash will participate in the Management Annual Incentive Plan that has been established for 2006, subject to stockholder approval.

Tax Deductibility Under Section 162(m)

     As noted above, our compensation policy is based upon a pay-for-performance philosophy. U.S. federal tax laws (Section 162(m) of the Internal Revenue Code of 1986, as amended) impose a limitation on the Company's U.S. income tax deductibility of senior executive compensation, unless it is "performance-based" under the tax rules. The Company's executive performance awards program are being submitted to the stockholders at the 2006 annual meeting for approval and, subject to obtaining stockholder approval, are designed to comply with the requirements of Section 162(m). These policies do not preclude the Committee from making payments or awards where appropriate to retain and provide incentives to key executives, whether or not they may qualify for such deductibility.

Respectfully submitted by the members of the Compensation Committee of the Board of Directors:

Jon H. Rateau, Chairman
Ronnie K. Irani
James B. Kite

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board is responsible for providing independent objective oversight of our accounting functions and internal controls. The Audit Committee is composed of three independent directors and act under a written charter adopted and approved by the Board of Directors on December 29, 2005. The members of the Audit Committee are independent as defined by the National Association of Securities Dealers' listing standards and as required by the Sarbanes-Oxley Act of 2002 ("Act"). After a full review and analysis, the Board of Directors determined that the members of the Audit Committee are independent within the meaning of Rules 4200(a)(15) and 4350(d) of the National Association of Securities Dealers' listing standards and the rules and regulations of the Securities and Exchange Commission (the "SEC"), as such requirements are defined as of the mailing date of this proxy statement. The Board of Directors has also determined that at Mr. Garrison is an "audit committee financial expert" (as defined by SEC rules and regulations). For an overview of Mr. Garrison's qualifications, see the section entitled "Proposal No. 1--Election of Directors" above.

     As set forth in the Audit Committee Charter, the Audit Committee is appointed by the Board of Directors to perform, among others, the following duties and responsibilities:

o overseeing and reviewing the integrity of our financial statements, financial reports and other financial information provided by us to any governmental body or the public;
o    overseeing  and  reviewing  the  integrity  and  adequacy of our  auditing, accounting and financial reporting processes and systems of internal controls for financial reporting and disclosure controls and procedures, regarding finance, accounting and reporting that management and the Board of Directors have established;
o overseeing, handling and reviewing reports and complaints regarding our financial reporting, auditing, accounting and internal controls;
o    reviewing  areas  of  potential   significant  financial  risk  to  us  and
     discussing guidelines and the process by which risk assessment and management is undertaken; and
o overseeing and reviewing the independence, qualifications and performance of our independent registered public accounting firm.

     The Audit Committee reviewed and discussed our audited financial statements with management. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing
Standards No. 61 (Communications with Audit Committees). Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm's independence.

      The members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the Independent Registered Public Accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of our financial statements have been carried out in accordance with the Standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with generally accepted accounting principles, or that our Independent Registered Public Accounting Firm is in fact "independent".

     Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC.

      SUBMITTED BY THE AUDIT COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS

                                John C. Garrison
                                   Jon Rateau
                                  Ronnie Irani

          APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm of Murrell, Hall, McIntosh & Co., PLLP performed the audit for the fiscal year ending December 31, 2005.

     The Audit Committee has determined to continue the services of Murrell, Hall, McIntosh & Co., PLLP for the current fiscal year ending December 31, 2006. Such services will include the audit of our financial statements for the fiscal year ending on such date and other appropriate accounting services.

     A member of Murrell, Hall, McIntosh & Co., PLLP is expected to attend the Annual Meeting and will have the opportunity to make a statement if desired. It is also expected that such member will be available to respond to appropriate questions from the stockholders.

Audit and Non-Audit Fees

     The following table lists fees paid to Murrell, Hall, McIntosh & Co., PPLP, for services rendered in the seven-month transition period ended December 31, 2004 and for the year ended December 31, 2005.

                                      7 Months Ended            Year Ended
                                       December 31,            December 31,
                                           2004                    2005
                                     ------------              -------------
            Audit Fees (1)           $    102,941              $    173,376
            Audit-Related Fees (2)             --                    38,093
            Tax Fees (3)                   84,260                   171,099
            All Other Fees                     --                        --
                                     ------------              ------------
                 Total Fees          $    187,201              $    382,568
                                     ============              ============

1. Audit Fees include fees billed and expected to be billed for services performed to comply with Generally Accepted Auditing Standards (GAAS), including the recurring audit of the Company's consolidated financial statements for such period included in the Annual Report on Form 10-K and for the reviews of the consolidated quarterly financial statements included in the Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This category also includes fees for audits provided in connection with statutory filings or procedures related to audit of income tax provisions and related reserves, consents and assistance with and review of documents filed with the SEC.

2. Audit-Related Fees include fees for services associated with assurance and reasonably related to the performance of the audit or review of the Company's financial statements. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions, consultations regarding Generally Accepted Accounting Principles, reviews and evaluations of the impact of new regulatory pronouncements, general assistance with implementation of the new SEC and Sarbanes-Oxley Act of 2002 requirements and audit services not required by statute or regulation. This category also includes audits of pension and other employee benefit plans, as well as the review of information systems and general internal controls unrelated to the audit of the financial statements.

3. Tax fees consist of fees related to the preparation and review of the Company's federal and state income tax returns and tax consulting services.

     The Audit Committee has concluded the provision of the non-audit services listed above as "Audit-Related Fees" and "Tax Fees" is compatible with maintaining the auditors' independence.

     All services to be performed by the independent public accountants must be pre-approved by the Audit Committee, which has chosen not to adopt any pre-approval policies for enumerated services and situations, but instead has retained the sole authority for such approvals.

                          STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the performance of our Common Stock to our SIC code index and to the Nasdaq market index for the past five years. The graph assumes the investment of $100 on December 31, 2000 and the reinvestment of all dividends. The graph shows the value of the investment at the end of each year.

                                [GRAPH ON FILE]

                               2000     2001      2002     2003      2004      2005

Quest Resource Corporation    100.00    71.38    191.92   377.95    505.05    444.44

SIC Code Index                100.00    91.76     97.82   157.10    199.58    286.73

Nasdaq Market Index           100.00    79.71     55.60    83.60     90.63     92.62


                     ASSUMES $100 INVESTED ON JAN. 1, 2001
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2005

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.


     To our knowledge, based solely on a review of Forms 3, 4, 5 and amendments thereto furnished to us and written representations that no other reports were required, during and for the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% beneficial owners were complied with, except for the following:

     o    Jerry Cash filed late a Form 4 reporting a transfer of shares.

     o    John Garrison filed late a Form 4 reporting the Company's  issuance of
          shares  as  compensation   for  his  duties  on  the  Company's  Audit
          Committee.

     o James Kite, Jr. and Boothbay Royalty Company each filed late a Form 4 reporting a transfer of shares for estate planning purposes from Boothbay Royalty Company, which is wholly owned by Mr. Kite, to McKown Point, LP. McKown Point, LP's sole general partner is Easterly Family Investments, LLC, which is wholly owned by the Virginia V. Kite GST Exempt Trust for James B. Kite, Jr. (the "Trust"). Mr. Kite is a co-trustee of the Trust. McKown Point, LP, Easterly Family Investments, LLC and the Virginia V. Kite GST Exempt Trust each filed late a Form 3 reporting their becoming a 10% beneficial owner of the Company as a result of the transaction.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of March 28, 2006 concerning the shares of common stock beneficially owned by (a) each person known by us, solely by reason of our examination of Schedule 13D and 13G filings made with the SEC and by information voluntarily provided to us by certain stockholders, to be the beneficial owner of 5% or more of our outstanding common stock, (b) each of the directors and nominees for election as a director, (c) each of the executive officers named in the summary compensation table under "Executive Compensation" and (d) all current directors and executive officers as a group. If a person or entity listed in the following table is the beneficial owner of less than one percent of our common stock outstanding, this fact is indicated by an asterisk in the table. The percentages of ownership and the number of shares beneficially owned are disproportionate due to joint beneficial ownership making the notes following the table essential for a complete understanding of our ownership structure.

                                             Number of Shares
                                                    of
                                               Common Stock      Percent
                                               Beneficially         Of
                                                 Owned (1)        Class

    Name and Address of Beneficial Owner
    Wellington Management Company, LLP(2)
    75 State Street
    Boston, MA  02109......................     2,415,600          10.94%

    Third Point LLC(3)
    390 Park Avenue, 18th Floor
    New York, NY 10022.....................     1,973,076           8.9%

    SAB Capital Advisors, L.L.C. (4)
    712 Fifth Avenue, 42nd Floor
    New York, NY 10019.....................     1,923,076           8.7%

    Jerry D. Cash(6)
    9520 North May Avenue, Suite 300
    Oklahoma City, OK 73120................     1,269,238           5.75%

    First Pacific Advisors, Inc.(5)
    11400 West Olympic Blvd., Suite 1200
    New York, NY 10019.....................     1,185,000           5.4%

    James B. Kite, Jr.(7)(8) ..............       926,157           4.2%

    John C. Garrison(7) ...................        76,053             *

    Kevin R. White(7) .....................        10,000             *

    Jon H. Rateau(7) ......................        10,000             *

    Ronnie K. Irani(7) ....................        10,000             *

    David Grose (9) .......................         1,537             *

    Richard Marlin(10) ....................         5,363             *

    Walter Yuras(11).......................       207,698             *

    All Directors and Executive Officers
    as a Group (10 Persons)................     2,516,327          11.4%
----------
  * Less than 1%.

(1) The number of shares beneficially owned by the entities above is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(2) Wellington Management Company, LLP ("Wellington") is the investment manager and adviser to clients that own a total of 2,415,600 shares of our common stock and is registered under the Investment Advisers Act of 1940, as amended. Wellington, in such capacity, is deemed to share beneficial ownership over the shares held by its client accounts. None of Wellington's individual clients owns more than 5% of our outstanding shares of common stock.

(3) Third Point LLC ("Third Point") is the investment manager and adviser to hedge funds and other managed accounts that own a total of 1,973,076 shares of our common stock. Except for Third Point Offshore Fund, Ltd., which owns 1,234,076 shares of our common stock, none of the funds or accounts owns more than 5% of our outstanding shares of common stock. Daniel S. Loeb is the Chief Executive Officer of Third Point. Mr. Loeb and Third Point may each be deemed to beneficially own the shares of common stock owned by the hedge funds and managed accounts for which Third Point serves as the investment manager and adviser.

(4) SAB Capital Advisors, L.L.C. is the general partner of SAB Capital Partners, L.P. and SAB Overseas Master Fund, L.P. Scott A. Bommer is the managing member of SAB Capital Advisors. SAB Capital Partners owns 944,814 shares of our common stock, and the SAB Overseas Master Fund owns 978,262 shares of our common stock. Mr. Bommer and SAB Capital Advisors, L.L.C. may each be deemed to beneficially own the shares of common stock owned by SAB Capital Partners and SAB Overseas Master Fund.

(5) First Pacific Advisors, Inc. ("FPA") is the managing member of two funds that own a total of 1,185,000 shares of our common stock. FPA, in such capacity, has shared dispositive power and is deemed to share beneficial ownership over the shares held by the funds. Neither of the individual funds owns more than 5% of our outstanding shares of common stock.

(6) Includes 200 shares owned by Mr. Cash's wife, Sherry J. Cash and 5,108 shares held in Mr. Cash's retirement account. Mr. Cash does not have voting rights with respect to the shares held in his profit sharing retirement account. Jerry D. Cash disclaims beneficial ownership of the shares owned by Sherry J. Cash.

(7) Includes options to acquire 10,000 shares of our common stock that are immediately exercisable.

(8) Includes 916,517 shares owned by McKown Point LP, a Texas Limited Partnership. Easterly Family Investments LLC is the sole general partner of McKown Point LP. Easterly Family Investments LLC is wholly owned by the Virginia V. Kite GST Exempt Trust for James B. Kite, Jr. Mr. Kite and Bank of Texas, N.A. are the trustees of the Virginia V. Kite GST Exempt Trust for James B. Kite, Jr. Easterly Family Investments LLC, the Virginia V. Kite GST Exempt Trust for James B. Kite, Jr. and James B. Kite, Jr. may be deemed to have beneficial ownership of the shares owned by McKown Point LP.

(9) Represents shares held in Mr. Grose's retirement accounts. Mr. Grose does not have voting rights with respect to these shares.

(10) Represents shares held in Mr. Marlin's retirement accounts. Mr. Marlin does not have voting rights with respect to these shares.

(11) Represents shares owned of record by Southwind Resources, Inc. Mr. Yuras owns 100% of the outstanding capital stock of Southwind Resources and accordingly may be deemed to beneficially own the shares that are owned by Southwind Resources.

                                  OTHER MATTERS

     The Board of Directors knows of no other business which may come before the Annual Meeting. If, however, any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.


Stockholder Nominations

     A stockholder who wishes to recommend a prospective nominee for the Board of Directors for the 2007 Annual Meeting of the stockholders should provide notice in accordance with Article VIII of our Restated Articles of Incorporation and Section 4 of Article II of our Second Amended and Restated Bylaws. In particular, the stockholder must deliver notice to our corporate secretary not less than 14 days nor more than 50 day prior to the meeting, except that if less than 21 days notice of the date of the meeting is given to our stockholders, then notice by a stockholder must be received no later than the seventh day following date the on which such notice of the meeting was mailed to our stockholders. The notice should be sent to Quest Resource Corporation, 9520 N. May Avenue, Suite 300, Oklahoma City, OK 73120, attention: Corporate Secretary. Our Secretary will forward the information to the members of the Nominating Committee, who will consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the proxy rules, our bylaws, our Nominating

Committee  Charter,  our  Corporate  Governance   Guidelines  and  the  director
selection procedures established by the Nominating Committee.

     The stockholder's notice must set forth as to each person whom the stockholder proposes to nominate for election or reelection as a director:

     o the name, age, business address and, if known, residence address of each nominee proposed in such notice,

     o    the principal occupation or employment of such nominee,

     o the number of shares of stock of the Company which are beneficially owned by each such nominee, and

     o any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934.

          The stockholder's notice must also set forth the following information about the stockholder giving the notice:

     o    the name and record address of the stockholder, and

     o the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder.

We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of the proposed nominee to serve as a director.

Stockholder Proposals

     A stockholder proposal may be considered at our 2007 Annual Meeting of stockholders only if it meets the requirements set forth in Section 5 of Article II of our Second Amended and Restated Bylaws. In particular, the stockholder must deliver notice of such proposal to our principal executive offices not less than 50 days nor more than 75 days prior to the meeting; provided, however, that in the event that less than 65 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder must be so received no later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

     The notice also must contain the following information: (a) as to each matter the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder, (ii) the number of shares of Common Stock which are beneficially owned by the stockholder and
(iii) any material interest of the stockholder in such business.

     Stockholders may contact an individual director, including the Chairman of the Board of Directors and the chairman of any committee of the Board of Directors, the Board of Directors as a group or a specified committee or group, including the independent directors as a group, by sending a letter to the attention of the appropriate person (c/o the Chief Financial Officer), which may be marked as confidential, addressed to our corporate secretary at 9520 North May Avenue, Suite 300, Oklahoma City, Oklahoma 73120. All communications received by the corporate secretary will forwarded promptly to the appropriate person(s).

                                By Order of the Board of Directors


                                 /s/ David E. Grose
                                -----------------------------------
                                DAVID E. GROSE
                                Corporate Secretary



PLEASE COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                      APPENDIX A

                           QUEST RESOURCE CORPORATION



                          2005 OMNIBUS STOCK AWARD PLAN

                                Table of Contents

                                                                            Page
                                                                            ----

Article 1.  Establishment, Objectives, Duration and Effect of
            Shareholder Approval...............................................1

     1.1. Establishment of the Plan............................................1
     1.2. Objectives of the Plan...............................................1
     1.3. Duration of the Plan.................................................1
     1.4. Shareholder Approval and Effect Thereof..............................1

Article 2.  Definitions........................................................1

Article 3.  Administration.....................................................7

     3.1. Board and Committee..................................................7
     3.2. Powers of the Board..................................................8

Article 4.  Shares Subject to the Plan.........................................9

     4.1. Number of Shares Available...........................................9
     4.2. Adjustments in Authorized Shares....................................10
     4.3. Available Shares....................................................10

Article 5.  Eligibility and General Conditions of Awards......................10

     5.1. Eligibility.........................................................10
     5.2. Grant Date..........................................................11
     5.3. Maximum Term........................................................11
     5.4. Award Agreement.....................................................11
     5.5. Restrictions on Share Transferability...............................11
     5.6. Termination of Affiliation..........................................11
     5.7. Nontransferability of Awards........................................14

Article 6.  Stock Options.....................................................15

     6.1. Grant of Options....................................................15
     6.2. Award Agreement.....................................................15
     6.3. Option Price........................................................15
     6.4. Grant of Incentive Stock Options....................................15
     6.5. Exercise of Options.................................................17

Article 7.  Stock Appreciation Rights.........................................17

     7.1. Grant of SARs.......................................................17
     7.2. SAR Award Agreement.................................................18
     7.3. Exercise of SARs....................................................18
     7.4. Expiration of SARs..................................................18
     7.5. Payment of SAR Amount...............................................18

Article 8.  Restricted Shares.................................................18

     8.1. Grant of Restricted Shares..........................................18
     8.2. Award Agreement.....................................................19
     8.3. Consideration.......................................................19
     8.4. Effect of Forfeiture................................................19
     8.5. Escrow; Legends.....................................................19

Article 9.  Performance Units and Performance Shares..........................19

     9.1. Grant of Performance Units and Performance Shares...................19
     9.2. Value/Performance Goals.............................................19
     9.3. Payment of Performance Units and Performance Shares.................20
     9.4. Form and Timing of Payment of Performance Units and
          Performance Shares..................................................20

Article 10.  Bonus Shares and Deferred Shares.................................20

     10.1.Bonus Shares........................................................20
     10.2.Deferred Shares.....................................................20

Article 11.  Beneficiary Designation..........................................21


Article 12.  Rights of Employees..............................................21

     12.1.Employment..........................................................21
     12.2.Participation.......................................................21

Article 13.  Amendment, Modification, and Termination.........................21

     13.1.Amendment, Modification, and Termination............................21
     13.2.Adjustments Upon Certain Unusual or Nonrecurring Events.............21
     13.3.Awards Previously Granted...........................................21

Article 14.  Withholding......................................................22

     14.1.Mandatory Tax Withholding...........................................22
     14.2.Notification under Code Section 83(b)...............................22

Article 15.  Additional Provisions............................................22

     15.1.Successors..........................................................22
     15.2.Gender and Number...................................................22
     15.3.Severability........................................................22
     15.4.Requirements of Law.................................................23
     15.5.Securities Law Compliance...........................................23
     15.6.No Rights as a Shareholder..........................................23
     15.7.Nature of Payments..................................................23
     15.8.Governing Law.......................................................24

                           QUEST RESOURCE CORPORATION.
                          2005 Omnibus Stock Award Plan

Article 1.  Establishment,   Objectives,  Duration  and  Effect  of  Shareholder
            Approval

       1.1. Establishment of the Plan. Quest Resource Corporation, a Nevada corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the Quest Resource 2005 Omnibus Stock Award Plan (the "Plan"). The Plan was adopted by the Board of Directors of the Company (the "Board"), on October 14, 2005. Subject to Section 1.4, the Plan is effective as of October 14, 2005 (the "Effective Date").

       1.2. Objectives of the Plan. The Plan is intended to allow employees and Non-Employee Directors of the Company and its Subsidiaries to acquire or increase equity ownership in the Company, or to be compensated under the Plan based on growth in the Company's equity value, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees and retaining existing employees. The Plan is also intended to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals; to provide incentives for excellence in individual performance; and to promote teamwork. All Awards made under the Plan shall give effect to the 2.5:1 reverse stock split effective October 31, 2005.

       1.3. Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to Section 1.4 and the right of the Board to amend or terminate the Plan at any time pursuant to Article 13 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions.

       1.4. Shareholder Approval and Effect Thereof. The Company will submit the Plan to the shareholders of the Company for approval within twelve months of the Effective Date. If the Company's shareholders do not approve the Plan (i) no Awards shall be granted subsequent to such vote, and (ii) all Awards granted hereunder other than the Initial Awards shall be forfeited by each Grantee and become null and void; the Initial Awards, however, shall survive according to the terms and conditions of such Awards and the Plan.

Article 2.  Definitions

       Whenever used in the Plan, the following terms shall have the meanings set forth below:

       2.1. "Article" means an Article of the Plan.

       2.2. "Award" means Options, Restricted Shares, Bonus Shares, Deferred Shares, SARs, Performance Units or Performance Shares granted under the Plan.

       2.3. "Award Agreement" means a written agreement by which an Award is evidenced.

       2.4. "Beneficial Owner" has the meaning specified in Rule 13d-3 of the SEC under the Exchange Act.

       2.5. "Board" has the meaning set forth in Section 1.1.

       2.6. "Bonus Shares" means Shares that are awarded to a Grantee without cost and without restrictions in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee of the Company or a Subsidiary.

       2.7. "Cause" means, unless otherwise defined in an Award Agreement,

              (a) a Grantee's conviction of, plea of guilty to, or plea of nolo contendere to a felony or other crime that involves fraud or dishonesty,

              (b) any willful action or omission by a Grantee which would constitute grounds for immediate dismissal under the employment policies of the Company or the Subsidiary by which Grantee is employed, including but not limited to intoxication with alcohol or illegal drugs while on the premises of the Company or any Subsidiary, or violation of sexual harassment laws or the internal sexual harassment policy of the Company or the Subsidiary by which Grantee is employed,

              (c) a Grantee's habitual neglect of duties, including but not limited to repeated absences from work without reasonable excuse, or

              (d) a Grantee's willful and intentional material misconduct in the performance of his duties that results in financial detriment to the Company or any Subsidiary;

provided, however, that for purposes of clauses (b), (c) and (d), Cause shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Grantee in good faith to have been in or not opposed to the interest of the Company (without intent of the Grantee to gain, directly or indirectly, a profit to which the Grantee was not legally entitled). A Grantee who agrees to resign from his affiliation with the Company or a Subsidiary in lieu of being terminated for Cause may be deemed to have been terminated for Cause for purposes of this Plan.

       2.8. "Change of Control" means, unless otherwise defined in an Award Agreement, any one or more of the following:

              (a) any Person other than (i) a Subsidiary, (ii) any employee benefit plan (or any related trust) of the Company or any of its Subsidiaries or (iii) any Excluded Person, becomes the Beneficial Owner of 35% or more of the common shares of the Company or of Voting
       Securities representing 35% or more of the combined voting power of the Company (such a person or group, a "35% Owner"), except that (i) no
       Change of Control shall be deemed to have occurred solely by reason of such beneficial ownership by a corporation with respect to which both more than 60% of the common shares of such corporation and Voting Securities representing more than 60% of the aggregate voting power of such corporation are then owned, directly or indirectly, by the persons who were the direct or indirect owners of the common shares and Voting Securities of the Company immediately before such acquisition in substantially the same proportions as their ownership, immediately before such acquisition, of the common shares and Voting

       Securities of the Company, as the case may be and (ii) such corporation shall not be deemed a 35% Owner; or

              (b) the Incumbent Directors (determined using the Effective Date as the baseline date) cease for any reason to constitute at least a majority of the directors of the Company then serving; or

              (c) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of a merger, reorganization, consolidation, or similar transaction, or the sale or other disposition of all or substantially all (at least 40%) of the consolidated assets of the Company or a plan of liquidation of the Company (any of the foregoing transactions, a "Reorganization Transaction") which is not an Exempt Reorganization Transaction.

The definition of "Change of Control" may be amended at any time prior to the occurrence of a Change of Control, and such amended definition shall be applied to all Awards granted under the Plan whether or not outstanding at the time such definition is amended, without requiring the consent of any Grantee. Notwithstanding the occurrence of any of the foregoing events, (a) a Change of Control shall be deemed not to have occurred with respect to any Section 16 Person if such Section 16 Person is, by agreement (written or otherwise), a participant on such Section 16 Person's own behalf in a transaction which causes the Change of Control to occur and (b) a Change of Control shall not occur with respect to a Grantee if, in advance of such event, the Grantee agrees in writing that such event shall not constitute a Change of Control.

       2.9. "Change of Control Period" has the meaning set forth in Section 5.6(c).

       2.10. "Change of Control Value" means the Fair Market Value of a Share on the date of a Change of Control.

       2.11. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and regulations and rulings thereunder. References to a particular section of the Code include references to successor provisions of the Code or any successor statute.

       2.12. "Company" has the meaning set forth in Section 1.1.

       2.13. "Deferred Shares" means Shares that are awarded to a Grantee on a deferred basis pursuant to Section 10.2

       2.14. "Disabled" or "Disability" means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve
(12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan. Notwithstanding the foregoing, with respect to an Incentive Stock Option, "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Board in good faith, upon receipt of medical advice from one or more individuals, selected by the Board, who are qualified to give professional medical advice.

       2.15. "Effective Date" has the meaning set forth in Section 1.1.

       2.16. "Eligible Person" means any employee (including any officer) of the Company or any Subsidiary, including any such employee who is on an approved leave of absence or has been subject to a disability which does not qualify as a Disability and any Non-Employee Director.

       2.17. "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to a particular section of the Exchange Act include references to successor provisions.

       2.18. "Excluded Person" means any Person who, along with such Person's Affiliates and Associates (as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act) is the Beneficial Owner of 15% or more of the Shares outstanding as of the Effective Date.

       2.19. "Exempt Reorganization Transaction" means a Reorganization Transaction which (i) results in the Persons who were the direct or indirect owners of the outstanding common shares and Voting Securities of the Company immediately before such Reorganization Transaction becoming, immediately after the consummation of such Reorganization Transaction, the direct or indirect owners of both more than 60% of the then-outstanding common shares of the Surviving Corporation and Voting Securities representing more than 60% of the aggregate voting power of the Surviving Corporation, in substantially the same respective proportions as such Persons' ownership of the common shares and Voting Securities of the Company immediately before such Reorganization Transaction, or (ii) after such transaction, more than 50% of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board's approval of the agreement providing for the Reorganization Transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time).

       2.20. "Fair Market Value" means (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board, and (B) with respect to Shares that are readily tradable on an established securities market (within the meaning of Treasury Regulations ss. 1.897-1(m)) the closing price for a Share on the Grant Date and if there is no closing price on such date, the closing price for a Share on the last trading day before the Grant Date and (C) with respect to Shares not readily tradable on an established securities market, the value determined by the reasonable application of a reasonable valuation method applying those factors and principles set forth in Treasury Regulations 1.409A-1(b)(5)(iv)(B).

       2.21. "Freestanding SAR" means any SAR that is granted independently of any Option.

       2.22. "Good Reason" means any action by the Company or the Subsidiary employing a Grantee which results in any of the following without the Grantee's consent: (a) a material diminution or other material adverse change in the Grantee's position, authority or duties, (b) requiring the Grantee to be based at any office or location more than 50 miles from the location where he or she was previously based; (c) a material diminution in the Grantee's compensation in the aggregate, other than a diminution applicable to all similarly situated employees. A Grantee shall not have Good Reason to terminate his or her position unless, (1) within 60 days following the event or circumstance set forth above in (a), (b) or (c), the Grantee notifies the Company of such event or circumstance, (2) the Grantee gives the Company 30 days to correct the event or circumstance, and (3) the Company does not correct, in all material respects, such event or circumstance.

       2.23. "Grant Date" has the meaning set forth in Section 5.2.

       2.24. "Grantee" means an individual who has been granted an Award.

       2.25. "Including" or "includes" mean "including, without limitation," or "includes, without limitation", respectively.

       2.26. "Incumbent Directors" means, as of any specified baseline date, individuals then serving as members of the Board who were members of the Board as of the date immediately preceding such baseline date; provided that any subsequently-appointed or elected member of the Board whose election, or nomination for election by shareholders of the Company or the Surviving Corporation, as applicable, was approved by a vote or written consent of a majority of the directors then comprising the Incumbent Directors shall also thereafter be considered an Incumbent Director, unless the initial assumption of office of such subsequently-elected or appointed director was in connection with
(i) an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more members of the Board, (ii) a "tender offer" (as such term is used in Section 14(d) of the Exchange Act), or
(iii) a proposed Reorganization Transaction.

       2.27. "Initial Awards" means those Awards set forth on Schedule 2.27 to this Plan.

       2.28. "Non-Employee Director" means a director of the Company who is not an officer or employee of the Company or any of its affiliates. A "Non-Employee Director" includes any director of the Company who serves as a consultant to the Company or any of its affiliates.

       2.29. "Option" means an option granted under Article 6 of the Plan, including an incentive stock option.

       2.30. "Option Price" means the price at which a Share may be purchased by a Grantee pursuant to an Option.

       2.31. "Option Term" means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, consistent with the provisions of the Plan, be extended from time to time by the Board prior to the expiration date of such Option then in effect; provided, however, that if the Board approves any extension of an Award that extends the Award's term or exercise period to a date later than the later of the 15th day of the third month following the date at which, or December 31 of the calendar year in which, the Award would otherwise have expired if the

Award had not been extended, based on the terms of the Award at the original Grant Date, then the Board shall also amend the Award to comply with Code section 409A.

       2.32. "Performance Period" has the meaning set forth in Section 9.2.

       2.33. "Performance Share" or "Performance Unit" has the meaning set forth in Article 9.

       2.34. "Period of Restriction" means the period during which the transfer of Restricted Shares is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Board) or the Share are subject to a substantial risk of forfeiture, as provided in Article 8.

       2.35. "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

       2.36. "Plan" has the meaning set forth in Section 1.1.

       2.37. "Plan Committee" has the meaning set forth in Article 3.

       2.38. "Reorganization Transaction" has the meaning set forth in Section 2.8(c).

       2.39. "Restricted Shares" means Shares that are subject to transfer restrictions and are subject to forfeiture if conditions specified in the Award Agreement applicable to such Shares are not satisfied.

       2.40. "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act, together with any successor rule, as in effect from time to time.

       2.41. "SAR" means a stock appreciation right and includes both Tandem SARs and Freestanding SARs.

       2.42. "SAR Term" means the period beginning on the Grant Date of a SAR and ending on the expiration date of such SAR, as specified in the Award Agreement for such SAR and as may, consistent with the provisions of the Plan, be extended from time to time by the Board prior to the expiration date of such SAR then in effect.

       2.43. "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

       2.44. "Section" means, unless the context otherwise requires, a Section of the Plan.

       2.45. "Section 16 Person" means a person who is subject to obligations under Section 16 of the Exchange Act with respect to transactions involving equity securities of the Company.

       2.46. "Share" means a common share, $.001 par value, of the Company.

       2.47. "Subsidiary" means with respect to any Person (a) any corporation of which more than 50% of the Voting Securities are at the time, directly or indirectly, owned by such Person, and (b) any partnership or limited liability company in which such Person has a direct or indirect interest (whether in the form of voting power or participation in profits or capital contribution) of more than 50%. Solely with respect to a grant of an incentive stock option under the requirements of Section 422 of the Code, "Subsidiary" means a "subsidiary corporation" as defined in Section 424(f) of the Code.

       2.48. "Substitute Option" has the meaning set forth in Section 6.3.

       2.49. "Surviving Corporation" means the corporation resulting from a Reorganization Transaction or, if Voting Securities representing at least 50% of the aggregate voting power of such resulting corporation are directly or indirectly owned by another corporation, such other corporation.

       2.50. "Tandem SAR" means a SAR that is granted in connection with, or related to, an Option, and which requires forfeiture of the right to purchase an equal number of Shares under the related Option upon the exercise of such SAR; or alternatively, which requires the cancellation of an equal amount of SARs upon the purchase of the Shares subject to the Option.

       2.51. "Tax Withholding" has the meaning set forth in Section 14.1(a).

       2.52. "Termination of Affiliation" occurs on the first day on which an individual is for any reason (a) no longer providing services to the Company or any Subsidiary in the capacity of an employee, (b) with respect to an individual who is an employee of a Subsidiary, the first day on which such Subsidiary ceases to be a Subsidiary, or (c) with respect to a Non-Employee Director, no longer serving as a director of the Company. A Termination of Affiliation shall have the same meaning as a "separation from service" under Code Section 409A(2)(A)(i) and the regulations issued thereunder.

       2.53. "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors, but not including any other class of securities of such corporation that may have voting power by reason of the occurrence of a contingency.

Article 3.   Administration

       3.1. Board and Committee. Subject to Article 13, and to Section 3.2, the Plan shall be administered by the Board, or a committee of the Board appointed by the Board to administer the Plan ("Plan Committee"). To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Plan Committee shall consist of two or more directors of the Company, all of whom qualify as "non-employee directors within the meaning of Rule 16b-3. To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the Plan Committee shall consist of two or more directors of the Company, all of whom shall qualify as "outside directors" within the meaning of Code Section 162(m). The number of members of the Plan Committee shall from time to time be increased or decreased, and shall be subject to such conditions, including, but not limited to having exclusive authority to make certain grants of Awards or to perform such other acts, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 or Code Section 162(m) as then in effect.

        Any references herein to "Board" are, except as the context requires otherwise, references to the Board or the Plan Committee, as applicable.

       3.2. Powers of the Board. Subject to the express provisions of the Plan, the Board has full and final authority and sole discretion as follows:

              (a) taking into consideration the reasonable recommendations of management, to determine when, to whom and in what types and amounts Awards should be granted and the terms and conditions applicable to each Award, including the Option Price, the Option Term, the benefit payable under any SAR, Performance Unit or Performance Share and whether or not specific Awards shall be granted in connection with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

              (b) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether and on what terms to permit or require the payment of cash dividends thereon to be deferred, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

              (c)  to  construe  and   interpret   the  Plan  and  to  make  all
       determinations necessary or advisable for the administration of the Plan;

              (d) to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Affiliation of a Grantee;

              (e) to determine the terms and conditions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Board) to carry out the purpose of the Award as a result of any new or change in existing applicable law;

              (f) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

              (g) to accelerate the exercisability (including exercisability within a period of less than six months after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a Termination of Affiliation;

              (h) subject to Section 5.3, to extend the time during which any Award or group of Awards may be exercised;

              (i) to delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to subdelegate, except that only a member of the Board of Directors of the Company (or a committee thereof) may grant Awards from time to time to specified categories of Eligible Persons in amounts and on terms to be specified by the Board; provided that no such grants shall be made other than by the Board of Directors of the Company or the Plan Committee to individuals who are then Section 16 Persons or other than by the Plan Committee to individuals who are then or are deemed likely to become a "covered employee" within the meaning of Code Section 162(m);

              (j) to delegate to officers, employees or independent contractors of the Company matters involving the routine administration of the Plan and which are not specifically required by any provision of this Plan of to be performed by the Board of Directors of the Company;

              (k) to delegate its duties and responsibilities under the Plan with respect to foreign Subsidiary plans, except its duties and responsibilities with respect to Section 16 Persons, and (A) the acts of such delegates shall be treated hereunder as acts of the Board and (B) such delegates shall report to the Board regarding the delegated duties and responsibilities;

              (l) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Board may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

              (m) to take any other action with respect to any matters relating to the Plan for which it is responsible.

       All determinations on any matter relating to the Plan or any Award Agreement may be made in the sole and absolute discretion of the Board, and all such determinations of the Board shall be final, conclusive and binding on all Persons. No member of the Board shall be liable for any action or determination made with respect to the Plan or any Award.

Article 4.   Shares Subject to the Plan

       4.1.  Number of Shares Available.
             --------------------------

              (a) Plan Limit. Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for delivery under the Plan is 2,200,000 Shares. If any Shares subject to an Award granted hereunder are forfeited or an Award or any portion thereof otherwise terminates or is settled without the issuance of Shares, or in the case of SARs and Performance Units, without the payment of cash, the Shares subject to such Award, to the extent of any such forfeiture, termination or settlement, shall again be available for grant under the Plan. The Board may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

              (b) Individual Limit. No Grantee may be granted Options, SARs, Restricted Shares, Bonus Shares or Deferred Shares, Performance Units or Performance Shares in Shares, or in any combination thereof, relating to an aggregate number of Shares under the Plan that exceeds 500,000 shares in any 5-year period. If a previously granted Option, SAR, Performance Unit, or Performance Share is forfeited, canceled or repriced, such forfeited, canceled or repriced Option, SAR, Performance Unit, or Performance Share as the case may be, shall continue to be counted against the maximum number of Shares, SARs, Performance Units or Performance Shares that may be delivered to any Grantee over the life of the Plan.

       4.2. Adjustments in Authorized Shares. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property of the Company or any Person that is a party to a Reorganization Transaction with the Company) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property of the Company or any Person that is a party to a Reorganization Transaction with the Company) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award or the substitution of other property for Shares subject to an outstanding Award; provided, that the number of Shares subject to any Award denominated in Shares shall always be a whole number. In the case of any substitution or adjustment affecting an Option (including a "nonqualified stock option") such substitution or adjustments shall be made in a manner that is in accordance with the substitution and assumption rules set forth in Treasury Regulations 1.424.1 and the applicable guidance relating to Code section 409A.

       4.3. Available Shares. Shares delivered in connection with Awards may be newly issued Shares, Shares purchased by the Company on the open market, or Shares issued from treasury.

Article 5.  Eligibility and General Conditions of Awards

       5.1. Eligibility. The Board may grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that an Eligible Person who is a Non-Employee Director may only be granted an Award that is an Option (excluding an incentive stock option, Restricted Shares, Bonus Shares or Deferred Shares.

       5.2. Grant Date. The Grant Date of an Award shall be the date on which the Board grants the Award or such later date as specified by the Board (i) in the Board's resolutions or minutes addressing the Award grants or (ii) in the Award Agreement.

       5.3. Maximum Term. Subject to the following proviso, the Option Term or other period during which an Award may be outstanding shall not extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein specified. After an Award has been granted, the maximum term may only be extended in a manner which complies with Code Section 409A.

       5.4. Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award (which need not be the same for each grant or for each Grantee) shall be set forth in an Award Agreement.

       5.5. Restrictions on Share Transferability. The Board may include in the Award Agreement such restrictions on any Shares acquired pursuant to the exercise or vesting of an Award as it may deem advisable, including restrictions under applicable federal securities laws.

       5.6. Termination of Affiliation. Except as otherwise provided in an Award Agreement (including an Award Agreement as amended by the Board pursuant to Section 3.2), and subject to the provisions of Section 13.1, the extent to which the Grantee shall have the right to exercise, vest in, or receive payment in respect of an Award following Termination of Affiliation shall be determined in accordance with the following provisions of this Section 5.6.

              (a) For Cause.  If a Grantee has a Termination of Affiliation  for
       Cause:

                     (i) the  Grantee's  Restricted  Shares and Deferred  Shares
              that are forfeitable immediately before such Termination of Affiliation shall automatically be forfeited on such date, subject in the case of Restricted Shares to the provisions of Section 8.4 regarding repayment of certain amounts to the Grantee;

                     (ii) the Grantee's Deferred Shares that were vested immediately before such Termination of Affiliation shall promptly be settled by delivery to such Grantee of a number of unrestricted Shares equal to the aggregate number of such vested Deferred Shares, and

                     (iii) any  unexercised  Option or SAR, and any  Performance
              Share or Performance Unit with respect to which the Performance Period has not ended immediately before such Termination of Affiliation, shall terminate effective immediately upon such Termination of Affiliation.

              (b) On Account of Death or Disability. If a Grantee has a Termination of Affiliation on account of death or Disability:

                     (i) the Grantee's  Restricted  Shares that were forfeitable immediately before such Termination of Affiliation shall thereupon become nonforfeitable;

                     (ii) the Grantee's  Deferred  Shares that were  forfeitable immediately before such Termination of Affiliation shall thereupon become nonforfeitable and the Company shall, unless otherwise provided in an Award Agreement, promptly settle all Deferred Shares, whether or not forfeitable, by delivery to the Grantee (or, after his or her death, to his or her personal representative or beneficiary designated in accordance with Article 11) of a number of unrestricted Shares equal to the aggregate number of the Grantee's Deferred Shares;

                     (iii) any unexercised Option or SAR, whether or not exercisable immediately before such Termination of Affiliation, shall be fully exercisable and may be exercised, in whole or in part, at any time up to one year after such Termination of Affiliation (but only during the Option Term or SAR Term, respectively) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

                     (iv) the benefit  payable with  respect to any  Performance
              Share or Performance Unit with respect to which the Performance Period has not ended immediately before such Termination of Affiliation on account of death or Disability shall be equal to the product of the Fair Market Value of a Share as of the date of such Termination of Affiliation or the value of the Performance Unit specified in the Award Agreement (determined as of the date of such Termination of Affiliation), as applicable, multiplied successively by each of the following:

                            (A) a fraction, the numerator of which is the number
                     of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such Termination of Affiliation and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                            (B) a percentage  determined  by the Plan  Committee
                     that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affiliation would continue until the end of the Performance Period, or, if the Board elects to compute the benefit after the end of the Performance Period, the Performance percentage, as determined by the Board, attained during the Performance Period.

              (c) Change of Control Period. If a Grantee has a Termination of Affiliation during the period ("Change of Control Period") commencing on a Change of Control and ending on the first anniversary of the Change of Control, which Termination of Affiliation is initiated by the Company or a Subsidiary other than for Cause, or initiated by the Grantee for Good Reason, then

                     (i) the Grantee's  Restricted  Shares that were forfeitable shall thereupon become nonforfeitable;

                     (ii) the Grantee's  Deferred  Shares that were  forfeitable shall thereupon become nonforfeitable and the Company shall immediately settle all Deferred Shares, whether or not previously forfeitable, by delivery to such Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee's Deferred Shares;

                     (iii) any unexercised Option or SAR, whether or not exercisable on the date of such Termination of Affiliation, shall thereupon be fully exercisable and may be exercised, in whole or in part for ninety (90) days following such Termination of Affiliation (but only during the Option Term or SAR Term, respectively); and

                     (iv) the Company shall immediately pay to the Grantee, with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation, a cash payment equal to the product of (A) in the case of a Performance Share, the Change of Control Value or (B) in the case of a Performance Unit, the value of the Performance Unit specified in the Award Agreement, as applicable, multiplied successively by each of the following:

                            (A) a fraction, the numerator of which is the number
                     of whole and partial months that have elapsed between the beginning of such Performance Period and the date of such Termination of Affiliation and the denominator of which is the number of whole and partial months in the Performance Period; and

                            (B) a  percentage  equal  to a  greater  of (x)  the
                     target percentage, if any, specified in the applicable Award Agreement or (y) the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affiliation would continue until the end of the Performance Period.

              (d)  Any  Other  Reason.   If  a  Grantee  has  a  Termination  of
       Affiliation for any reason other than for Cause, death or Disability, and other than under the circumstances described in Section 5.6(c), then:

                     (i) the Grantee's Restricted Shares and Deferred Shares, to
              the extent forfeitable immediately before such Termination of Affiliation, shall thereupon automatically be forfeited, subject in the case of Restricted Shares to the provisions of Section 8.4 regarding repayment of certain amounts to the Grantee;

                     (ii) the Grantee's Deferred Shares that were not forfeitable immediately before such Termination of Affiliation shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee's vested Deferred Shares;

                     (iii) any unexercised Option or SAR, to the extent exercisable immediately before such Termination of Affiliation, shall remain exercisable in whole or in part for ninety (90) days after such Termination of Affiliation (but only during the Option Term or SAR Term, respectively) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

                     (iv) any  Performance  Shares  or  Performance  Units  with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation shall terminate immediately upon such Termination of Affiliation.

       5.7. Nontransferability of Awards.

              (a) Except as provided in Section 5.7(c) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee's lifetime, or, if permissible under applicable law, by the Grantee's guardian or legal representative.

              (b) Except as provided in Section 5.7(c) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

              (c) To the extent and in the manner permitted by the Board, and subject to such terms and conditions as may be prescribed by the Board, a Grantee may transfer an Award to (a) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Grantee, (including adoptive relationships), (b) any person sharing the Grantee's household (other than a tenant or employee), (c) a trust in which persons described in (a) or (b) have more than 50% of the beneficial interest, (d) a foundation in which persons described in (a) or (b) or the Grantee own more than 50% of the voting interests; provided such transfer is not for value. The following shall not be considered transfers for value: (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than 50% of the voting interests are owned by persons described in (a) or (b) above or the Grantee, in exchange for an interest in that entity.

Article 6.  Stock Options

       6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board. Without limiting the generality of the foregoing, the Board may grant to any Eligible Person, or permit any Eligible Person to elect to receive, an Option in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Eligible Person may be eligible to receive from the Company or a Subsidiary, which Option may have a value (as determined by the Board under Black-Scholes or any other option valuation method) that is equal to or greater than the amount of such other compensation.

       6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Board shall determine.

       6.3. Option Price. The Option Price of an Option under this Plan shall be determined by the Board, and shall be no less than 100% of the Fair Market Value of a Share on the Grant Date; provided, however, that any Option ("Substitute Option") that is (x) granted to a Grantee in connection with the acquisition ("Acquisition"), however effected, by the Company of another corporation or entity ("Acquired Entity") or the assets thereof, (y) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof ("Acquired Entity Option") held by such Grantee immediately prior to such Acquisition, and (z) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option, shall be granted such that such option substitution is completed in conformity with the rules set forth in Section 424(a) of the Code.

       6.4. Grant of Incentive Stock Options.

              (a) At the time of the grant of any Option to an Eligible Person who is an employee of the Company or a Subsidiary, the Board may designate that such option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422 of the Code. Any option designated as an incentive stock option:

                     (i) shall not be granted to a person who owns shares (including shares treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of shares of the Company;

                     (ii) shall be for a term of not more than 10 years from the
              Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

                     (iii) shall not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant Date) of Shares with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the

              Grantee's employer or any parent or Subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

                     (iv) shall,  if the aggregate  Fair Market Value of a Share
              (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year ("Current Grant") and all incentive stock options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year ("Prior Grants") would exceed the $100,000 Limit, be exercisable as follows:

                            (A) the  portion of the Current  Grant which  would,
                     when added to any Prior Grants, be exercisable with respect to Shares which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

                            (B) if, viewed as of the date of the Current  Grant,
                     any portion of a Current Grant could not be exercised under the preceding provisions of this Subsection (iv) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate Option at such date or dates as are provided in the Current Grant;

                     (v) shall be granted  within 10 years  from the  earlier of the date the Plan is adopted or the date the Plan is approved by the shareholders of the Company;

                     (vi) shall  require  the Grantee to notify the Board of any disposition of any Shares issued pursuant to the exercise of the incentive stock option under the circumstances described in
              Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition; and

                     (vii) shall by its terms not be assignable or  transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Board, designate in writing a beneficiary to exercise such incentive stock option after the Grantee's death.

Notwithstanding the foregoing, the Board may, without the consent of the Grantee, at any time before the exercise of an option (whether or not an incentive stock option), take any action necessary to prevent such option from being treated as an incentive stock option.

       6.5. Exercise of Options. Options shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by cash, personal check or wire transfer or, subject to the approval of the Board pursuant to procedures approved by the Board,

              (a) through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise,

              (b) through simultaneous sale through a broker of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, or

              (c) by delivery to the Company of certificates representing the number of Shares then owned by the Grantee, the Fair Market Value of which equals the purchase price of the Shares purchased in connection with the Option exercise, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Grantee for such minimum period of time as may be established from time to time by the Board; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the exercise price. For purposes of this Section 6.5(c), in lieu of actually surrendering to the Company the stock certificates representing the number of Shares then owned by the Grantee, the Board may, in its discretion permit the Grantee to submit to the Company a statement affirming ownership by the Grantee of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Grantee as payment of the exercise price.

Article 7.  Stock Appreciation Rights

       7.1. Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to any Eligible Person at any time and from time to time as shall be determined by the Board in its sole discretion. The Board may grant Freestanding SARs or Tandem SARs, or any combination thereof.

              (a) Number of Shares. The Board shall have complete discretion to determine the number of SARs granted to any Grantee, subject to the limitations imposed in this Plan and by applicable law.

              (b) Exercise Price and Other Terms. All SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares of Stock on the SARs' Grant Date. The Board, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan. The exercise price per Share of Tandem SARs shall equal the exercise price per Share of the related Option.

       7.2. SAR Award Agreement. Each SAR granted under the Plan shall be evidenced by a written SAR Award Agreement which shall be entered into by the Company and the Grantee to whom the SAR is granted and which shall specify the exercise price per share, the SAR Term, the conditions of exercise, and such other terms and conditions as the Board in its sole discretion shall determine.

       7.3. Exercise of SARs. SARs shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares over which the SAR is to be exercised. Tandem SARs (a) may be exercised with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option; (b) may be exercised only with respect to the Shares for which its related Option is then exercisable; and (c) may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the Option Price of the Option. The value of the payment with respect to the Tandem SAR may be no more than 100% of the difference between the Option Price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the Tandem SAR is exercised.

       7.4. Expiration of SARs. A SAR granted under this Plan shall expire on the date set forth in the SAR Award Agreement, which date shall be determined by the Board in its sole discretion. Unless otherwise specifically provided for in the SAR Award agreement, a Tandem SAR granted under this Plan shall be exercisable at such time or times and only to the extent that the related Option is exercisable. The Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Options, except that Tandem SARs granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SARs.

       7.5. Payment of SAR Amount. Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price per Share by (ii) the number of Shares with respect to which the SAR is exercised. The payment upon a SAR exercise shall, at the Committee's discretion, be paid (i) in whole Shares of equivalent value, (ii) in cash, or (iii) some combination thereof. Any value attributable to a fractional Share shall be paid in cash.

Article 8.  Restricted Shares

       8.1. Grant of Restricted Shares. Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Board shall determine.

       8.2. Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement, which shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Board shall determine. The Board may impose such conditions or restrictions on any Restricted Shares as it may deem advisable, including restrictions based upon the achievement of specific performance goals (Company-wide, divisional, Subsidiary or individual), time-based restrictions on vesting or restrictions under applicable securities laws.

       8.3. Consideration. The Board shall determine the amount, if any, that a Grantee shall pay for Restricted Shares. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 business days after the Grant Date for such shares.

       8.4. Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Shares.

       8.5. Escrow; Legends. The Board may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

Article 9.  Performance Units and Performance Shares

       9.1. Grant of Performance Units and Performance Shares. Subject to the terms of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as the Board shall determine. Each grant of Performance Units or Performance Shares shall be evidenced by an Award Agreement which shall specify the terms and conditions applicable to the Performance Units or Performance Shares, as the Board determines.

       9.2. Value/Performance Goals. Each Performance Unit shall have an initial value that is established by the Board at the time of grant, that is equal to the Fair Market Value of a Share on the Grant Date. The Board shall set performance goals which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period." The Board shall have complete discretion to establish the performance goals. Without limitation, the performance goals may provide for a targeted level or levels of achievement using one or more of the following measures: (a) earnings per share, (b) net income, (c) return on equity, (d) pro forma net income, (e) return on designated assets, (f) return on revenues, (g) Fair Market Value per share, (i) book value per share, (j) debt reduction, or
(k) any combination of the above, in the conjunctive or disjunctive, at the discretion of the Board. Objective and measurable goals set by a "management by objectives" process, and approved by the Board may also be considered. Such goals may relate to the satisfaction of external or internal requirements.

       9.3. Payment of Performance Units and Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payment based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, determined as a function of the extent to which the corresponding performance goals have been achieved.

       If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Board determines appropriate, the Board may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

       9.4. Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Board may cause earned Performance Units or Performance Shares to be paid in cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Board. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

       As determined by the Board, a Grantee may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units or Performance Shares but not yet distributed to the Grantee. In addition, a Grantee may, as determined by the Board, be entitled to exercise his or her voting rights with respect to such Shares.

Article 10.  Bonus Shares and Deferred Shares

       10.1. Bonus Shares. Subject to the terms of the Plan, the Board may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Board.

       10.2. Deferred Shares. Subject to the terms and provisions of the Plan, Deferred Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Board. The Board may impose such conditions or restrictions on any Deferred Shares as it may deem advisable, including time-vesting restrictions and deferred payment features. The Board may cause the Company to establish a grantor trust to hold Shares subject to Deferred Share Awards. Without limiting the generality of the foregoing, the Board may grant to any Eligible Person, or permit any Eligible Person to elect to receive, Deferred Shares in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Eligible Person may be eligible to receive from the Company or a Subsidiary. Any grant of Deferred Shares shall comply with Section 409A of the Code.

Article 11.  Beneficiary Designation

       Each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Grantee's death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

Article 12.  Rights of Employees

       12.1. Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Grantee's employment at any time, nor confer upon any Grantee the right to continue in the employ of the Company.

       12.2. Participation. No employee shall have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.

Article 13.  Amendment, Modification, and Termination

       13.1. Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board of Directors of the Company may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company's shareholders, except to the extent the Board of Directors of the Company determines it is desirable to obtain approval of the Company's shareholders, to retain eligibility for exemption from the limitations of Code Section 162(m), to have available the ability for Options to qualify as ISOs, to comply with the requirements for listing on any exchange where the Company's Shares are listed, or for any other purpose the Board of Directors of the Company deems appropriate.

       13.2. Adjustments Upon Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

       13.3. Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 2.7 and Section 13.2), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 14.  Withholding

       14.1. Mandatory Tax Withholding.

              (a) Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award, or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require and may accommodate the Grantee's request if so requested, (x) that the Grantee remit an amount in cash sufficient to satisfy the minimum federal, state, local and foreign tax withholding requirements related thereto ("Tax Withholding"), (y) the withholding of such Tax Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan or (z) any combination of the foregoing.

              (b) Any Grantee who makes a disqualifying disposition of an incentive stock option (if incentive stock options are eligible to be granted hereunder granted under the Plan or who makes an election under
       Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Tax Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Tax Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

       14.2. Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Board may, in connection with the grant of an Award or at any time thereafter prior to such an election being made, prohibit a Grantee from making the election described above.

Article 15.  Additional Provisions

       15.1. Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business or assets of the Company.

       15.2. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

       15.3. Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

       15.4. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

       15.5. Securities Law Compliance.

              (a) If the Board deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Board may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Board may cause a legend or legends to be placed on any such certificates to refer to such restrictions. If so requested by the Company, the Grantee shall represent to the Company in writing that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933 or unless he or she shall have furnished to the Company evidence satisfactory to the Company that such registration is not required.

              (b) If the Board determines that the exercise of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of the Company's equity securities are then listed, then the Board may postpone any such exercise or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise or delivery to comply with all such provisions at the earliest practicable date.

       15.6. No Rights as a Shareholder. A Grantee shall not have any rights as a shareholder with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or Award Agreement. Unless otherwise determined by the Board at the time of a grant of Restricted Shares, any cash dividends that become payable on Restricted Shares shall be deferred and, if the Board so determines, reinvested in additional Restricted Shares. Except as otherwise provided in an Award Agreement, any share dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Board may provide for payment of interest on deferred cash dividends.

       15.7. Nature of Payments. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension,
retirement,   death  or  other  benefit  under  (a)  any
pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

       15.8. Governing Law. The Plan and the rights of any Grantee receiving an Award thereunder shall be construed and interpreted in accordance with and governed by the laws of the State of Nevada without giving effect to the principles of the conflict of laws to the contrary.

                         Schedule 2.27 - Initial Awards


ALL NUMBERS HAVE BEEN ADJUSTED TO GIVE EFFECT TO THE 2.5:1 REVERSE STOCK SPLIT EFFECTIVE OCTOBER 31, 2005

--------------------------------------------------------------------------------
                                                                # of Shares
        Name            Type of Award        Grant Date       Subject to Award
        ----            -------------        ----------       ----------------
--------------------------------------------------------------------------------
David E. Grose       Bonus Shares        October 14, 2005    16,000 shares,
                                                             payable on January
                                                             1, 2007.

                                                             16,000 shares,
                                                             payable on January
                                                             1, 2007, if Grose
                                                             is employed by the
                                                             Company on June 1,
                                                             2006.

                                                             16,000 shares,
                                                             payable on June 1,
                                                             2007, if Grose is
                                                             employed by the
                                                             Company on June 1,
                                                             2007.
--------------------------------------------------------------------------------
Richard Marlin       Bonus Shares        October 14, 2005    12,000 shares,
                                                             payable on January
                                                             1, 2007, if Marlin
                                                             is employed by the
                                                             Company on April
                                                             4, 2006.

                                                             12,000 shares,
                                                             payable on April 4,
                                                             2007, if Marlin is
                                                             employed by the
                                                             Company on April 4,
                                                             2007.

                                                             12,000 shares,
                                                             payable on April 4,
                                                             2008, if Marlin is
                                                             employed by the
                                                             Company on April 4,
                                                             2008.
--------------------------------------------------------------------------------

Lou Holman           Bonus Shares        October 14, 2005    12,000 shares,
                                                              payable January 1,
                                                              2007.

                                                             12,000 shares,
                                                             payable on January
                                                             1, 2007, if Holman
                                                             is employed by the
                                                             Company on January
                                                             1, 2006.

                                                             12,000 shares,
                                                             payable on January
                                                             1, 2007, if Holman
                                                             is employed by the
                                                             Company on January
                                                             1, 2007.
--------------------------------------------------------------------------------
Richard Howard       Bonus Shares        October 14, 2005    12,000 shares,
                                                             payable on January
                                                             1, 2007, if Howard
                                                             is employed by the
                                                             Company on April
                                                             4, 2006.

                                                             12,000 shares,
                                                             payable on April 4,
                                                             2007, if Howard is
                                                             employed by the
                                                             Company on April 4,
                                                             2007.

                                                             12,000 shares,
                                                             payable on April 4,
                                                             2008, if Howard is
                                                             employed by the
                                                             Company on April 4,
                                                             2008.
--------------------------------------------------------------------------------
Tim Bell             Bonus Shares        October 14, 2005    4,000 shares,
                                                              payable on January
                                                              1, 2007.

                                                             4,000 shares,
                                                             payable on January
                                                             1, 2007, if Bell is
                                                             employed by the
                                                             Company on November
                                                             1, 2006.

                                                             4,000 shares,
                                                             payable on November
                                                             1, 2007, if Bell is
                                                             employed by the
                                                             Company on November
                                                             1, 2007.
--------------------------------------------------------------------------------
Brent Mueller        Bonus Shares        October 14, 2005    8,000 shares,
                                                             payable on January
                                                             1, 2007, if
                                                             Mueller is
                                                             employed by the
                                                             Company on
                                                             February 14, 2006.
--------------------------------------------------------------------------------
John C. Garrison     Stock Option        October 14, 2005    An option for
                                                             50,000 shares
                                                             (options for
                                                             10,000 shares are
                                                             immediately
                                                             vested; options
                                                             for the remaining
                                                             40,000 shares will
                                                             vest at 10,000
                                                             shares per year on
                                                             October 14, 2006,
                                                             October 14, 2007,
                                                             October 14, 2008
                                                             and October 14,
                                                             2009, provided
                                                             that Garrison is
                                                             serving as a
                                                             director of the
                                                             Company on the
                                                             date such options
                                                             vest).
--------------------------------------------------------------------------------
James B. Kite        Stock Option        October 14, 2005    An option for
                                                             50,000 shares
                                                             (options for
                                                             10,000 shares are
                                                             immediately
                                                             vested; options
                                                             for the remaining
                                                             40,000 shares will
                                                             vest at 10,000
                                                             shares per year on
                                                             October 14, 2006,
                                                             October 14, 2007,
                                                             October 14, 2008
                                                             and October 14,
                                                             2009, provided
                                                             that Kite is
                                                             serving as a
                                                             director of the
                                                             Company on the
                                                             date such options
                                                             vest).
--------------------------------------------------------------------------------
Kevin R. White       Stock Option        October 14, 2005    An option for
                                                             50,000 shares
                                                             (options for

                                                             10,000 shares are
                                                             immediately
                                                             vested; options
                                                             for the remaining
                                                             40,000 shares will
                                                             vest at 10,000
                                                             shares per year on
                                                             October 14, 2006,
                                                             October 14, 2007,
                                                             October 14, 2008
                                                             and October 14,
                                                             2009, provided
                                                             that White is
                                                             serving as a
                                                             director of the
                                                             Company on the
                                                             date such options
                                                             vest).
--------------------------------------------------------------------------------
Ronnie K. Irani      Stock Option        October 14, 2005    An option for
                                                             50,000 shares
                                                             (options for
                                                             10,000 shares are
                                                             immediately
                                                             vested; options
                                                             for the remaining
                                                             40,000 shares will
                                                             vest at 10,000
                                                             shares per year on
                                                             October 14, 2006,
                                                             October 14, 2007,
                                                             October 14, 2008
                                                             and October 14,
                                                             2009, provided
                                                             that Irani is
                                                             serving as a
                                                             director of the
                                                             Company on the
                                                             date such options
                                                             vest).
--------------------------------------------------------------------------------
Jon H. Rateau        Stock Option        October 14, 2005    An option for
                                                             50,000 shares
                                                             (options for
                                                             10,000 shares are
                                                             immediately
                                                             vested; options
                                                             for the remaining
                                                             40,000 shares will
                                                             vest at 10,000
                                                             shares per year on
                                                             October 14, 2006,
                                                             October 14, 2007,
                                                             October 14, 2008
                                                             and October 14,
                                                             2009, provided
                                                             that Rateau is
                                                             serving as a
                                                             director
                                                             of the
                                                             Company on the
                                                             date such options
                                                             vest).

                                                                      APPENDIX B

                           QUEST RESOURCE CORPORATION
                        MANAGEMENT ANNUAL INCENTIVE PLAN
                                (March 31, 2006)

1. OBJECTIVE

      The Quest Resource Corporation Management Annual Incentive Plan (the "Incentive Plan") is designed to reward value creation by providing competitive incentives for the achievement of annual financial performance goals. By providing market-competitive target awards, the Plan supports the attraction and retention of senior executive talent critical to achieving the strategic business objectives of Quest Resource Corporation (the "Corporation"). The Incentive Plan is also intended to secure the full deductibility of bonus compensation payable to the Corporation's Chief Executive Officer and the four highest compensated executive officers (collectively the "Covered Employees") whose compensation is required to be reported in the Corporation's proxy statement and all compensation payable hereunder to such persons is intended to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

2. ELIGIBILITY AND PARTICIPATION

      Only those executive officers and key employees of the Corporation who are selected by the Compensation Committee (the "Committee") of the Corporation's Board of Directors (the "Board") shall be eligible to participate in the Incentive Plan. Prior to or at the time performance objectives are established for an "Incentive Period", as defined below, the Committee will designate in writing which executive officers and key employees among those who may be eligible to participate in the Incentive Plan shall in fact be participants for such Incentive Period.

3. PLAN YEAR, INCENTIVE PERIODS AND INCENTIVE OBJECTIVES

      The fiscal year of the Incentive Plan (the "Plan Year") shall be the fiscal year beginning on January 1 and ending on December 31. The performance period (the "Incentive Period") with respect to which target awards and bonuses may be payable under the Incentive Plan shall generally be the Plan Year, provided that the Committee shall have the authority to designate different Incentive Periods under the Incentive Plan.

      Within the first ninety (90) days of each Incentive Period the Committee shall establish in writing, with respect to such Incentive Period, one or more performance goals, a specific target objective or objectives with respect to such performance goals and an objective formula or method for computing the amount of bonus compensation payable to each participant under the Incentive Plan if the performance goals are attained. Notwithstanding the foregoing sentence, for any Incentive Period, such goals, objectives and compensation formulae or methods must be (i) established within that number of days, beginning on the first day of such Incentive Period, which is no more than twenty-five percent (25%) of the total number of days in such Incentive Period and (ii) established such that the outcome of the goal or objective is substantially uncertain at the time the Committee actually establishes the goal or objective.

      Incentive goals shall be based upon one or more of the following business criteria for the Corporation as a whole or any of its subsidiaries, operating divisions or other operating units: total stockholder return, earnings before interest, taxes, depreciation and amortization ("EBITDA"), pre-tax operating income, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on sales, lease operating expense, pipeline operating expense, finding and development costs, production, reserve replacement, or productivity improvements. Target award levels are approved by the Committee and set as a percentage of the participant's base salary. The percentages vary based on organizational responsibilities and market-compilation bonus levels based on industry data. In addition, to the extent consistent with the goal of providing for deductibility under Section 162(m) of the Code, performance goals may be based upon a participant's attainment of personal objectives with respect to any of the foregoing performance goals: negotiating transactions and sales, business unit/department performance, profit margins, reduction of certain accounts receivable or achievement of subsidiary or departmental budgets or developing long-term business goals. Measurements of the Corporation's or a participant's performance against the performance goals established by the Committee shall be objectively determinable and, to the extent they are expressed in standard accounting terms, they shall be determined according to generally accepted accounting principals ("GAAP") as in existence on the date on which the performance goals are established and without regard to any changes in such principles after such date. Individual incentive awards reflect a mix of the Corporation's and business unit/department performance along with individual discretionary factors; the current actual mix for each participant will be determined based upon his/her role and contribution to the organization.

      Due to the possibility that the specific targets related to a specific performance goal or objective may be confidential commercial or business information, and the release of which to the public may have an adverse affect on the Corporation, such information has been intentionally omitted from the Plan as confidential information.

4. DETERMINATION OF BONUS AWARDS

      As soon as practicable after the end of each Incentive Period, the Committee shall certify in writing to what extent the Corporation and the participants have achieved the performance goals or goals for such Incentive Period, including the specific target objective or objectives and the satisfaction of any other material terms of the bonus award and the Committee shall calculate the amount of each participant's bonus for such Incentive Period based upon the performance goals, objectives and computation formulae or methods for such Incentive Period. The Committee shall have no discretion to increase the amount of any participant's bonus as so determined, but may reduce the amount of or totally eliminate such bonus, if it determines, in its absolute and sole discretion, that such a reduction or elimination is appropriate in order to reflect the participant's performance or unanticipated factors.

      No participant's bonus for any Plan Year shall exceed the lesser of 200% of the participant's base annual salary as in effect as of the last day of such Plan Year or $1,000,000.

5. PAYMENT OF AWARDS

      Approved bonus awards shall be payable by the Corporation in cash or in shares of the Corporation's common stock pursuant to the Corporation's Omnibus Stock Award Plan to each participant, or to his estate in the event of his death, as soon as practicable after the end of each Incentive Period and after the Committee has certified in writing that the relevant performance goals were achieved. To the extent shares of the Corporation's common stock are issued under the Corporation's Omnibus Stock Award Plan, such issued shares shall be subject to both the annual award limitation set forth above in Section 4 of this Plan and any share limitation(s) in such Omnibus Stock Award Plan.

      A bonus award that would otherwise be payable to a participant who is not employed by the Corporation or one of its subsidiaries on the last day of a Incentive Period shall be prorated, or not paid, in accordance with rules and regulations adopted by the Committee for the administration of the Incentive Plan.

6. OTHER TERMS AND CONDITIONS

      Unless otherwise permitted under Section 162(m) of the Code, no bonus awards shall be paid under the Incentive Plan unless and until the material terms (within the meaning of Section 162(m)(4)(C) of the Code) of the Incentive Plan, including the business criteria described above in Section 3 of the Incentive Plan, are disclosed to the Corporation's stockholders and are approved by the stockholders by a majority of votes cast in person or by proxy (including abstentions to the extent abstentions are counted as voting under applicable state law). The Incentive Plan will submitted to the stockholders for reapproval if the business criteria stated above in Section 3 are materially changed and, in any event, will be submitted to be reapproved by stockholders after five years since the last time stockholder approval was received.

      No person shall have any legal claim to be granted an award under the Incentive Plan and the Committee shall have no obligation to treat participants uniformly. Except as may be otherwise required by law, bonus awards under the Incentive Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary. Bonuses awarded under the Incentive Plan shall be payable from the general assets of the Corporation and no participant shall have any claim with respect to any specific assets of the Corporation.

      Neither the Incentive Plan nor any action taken under the Incentive Plan shall be construed as giving any employee the right to be retained in the employ of the Corporation or any subsidiary or to maintain any participant's compensation at any level.

      The Corporation or any of its subsidiaries may deduct from any award any applicable withholding taxes or any amounts owed by the executive of the Corporation or any of its subsidiaries.

7. ADMINISTRATION

      All members of the Committee shall be persons who qualify as "outside directors" as defined under Section 162(m) of the Code. Until changed by the Board, the Committee of the Board shall constitute the Committee hereunder.

      The Committee shall have full power and authority to administer and interpret the provisions of the Incentive Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Incentive Plan and for the conduct of its business as the Committee deems necessary or advisable.

      Except with respect to matters which under Section 162(m)(4)(C) of the Code are required to be determined in the sole and absolute discretion of the Committee, the Committee shall have full power to delegate to any officer or employee of the Corporation the authority to administer and interpret the procedural aspects of the Incentive Plan, subject to the Incentive Plan's terms, including adopting and enforcing rules to decide procedural and administrative issues.

      The Committee may rely on opinions, reports or statements of officers or employees of the Corporation or any subsidiary thereof and of company counsel (inside or retained counsel), public accountants and other professional or expert persons.

      The Board reserves the right to amend or terminate the Incentive Plan in whole or in part at any time. Unless otherwise prohibited by applicable law, any amendment required to conform the Incentive Plan to the requirements of Section 162(m) of the Code may be made by the Committee. No amendment may be made to the class of individuals who are eligible to participate in the Incentive Plan, the performance criteria specified in Section 3 or the maximum bonus payable to any participant without stockholder approval unless stockholder approval is not required in order for bonuses paid to Covered Employees to constitute qualified performance-based compensation under Section 162(m) of the Code.

      No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Incentive Plan, and the Corporation shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any fact or omission in connection with the administration or interpretation of the Incentive Plan, unless arising out of such person's own fraud or bad faith.

      The place of administration of the Incentive Plan shall be in the State of Oklahoma and the validity, construction, interpretation, administration and effect of the Incentive Plan and the rules, regulations and rights relating to the Incentive Plan, shall be determined solely in accordance with the laws of the State of Oklahoma.

                                                                      APPENDIX C



                           Quest Resource Corporation



                             Audit Committee Charter

                       as amended, restated and adopted by
                            the Board of Directors of
                           Quest Resource Corporation
                              on December 29, 2005

                           QUEST RESOURCE CORPORATION
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
        (Amended, restated and adopted effective as of December 29, 2005)

I.      PURPOSE AND ROLE

        The Audit Committee is appointed by the Board of Directors (the "Board") of Quest Resource Corporation and its subsidiaries (collectively, the "Corporation") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     o oversee and review the integrity of the Corporation's financial statements, financial reports and other financial information provided by the Corporation to any governmental body or the public;
     o oversee and review the integrity and adequacy of the Corporation's auditing, accounting and financial reporting processes and systems of internal controls for financial reporting and disclosure controls and procedures, regarding finance, accounting and reporting that management and the Board have established;
     o oversee and review the Corporation's compliance with legal and regulatory requirements, including internal controls designed for that purpose;
     o oversee, handle and review reports and complaints regarding the financial reporting, auditing, accounting and internal controls of the Corporation;
     o oversee and review the independence, qualifications and performance of the Corporation's independent auditor;
     o provide an avenue of free, open and clear communication among the independent auditor, management and the Board;
     o review areas of potential significant financial risk to the Corporation and discuss guidelines and the process by which risk assessment and management is undertaken;
     o prepare the Audit Committee report required by the Securities and Exchange Commission ("SEC") rules to be included in the Corporation's annual proxy statement; and
     o    report to the Board.

        The Audit Committee's responsibilities include performance of the duties required of an audit committee to the Board of Directors of any of the Corporation's subsidiaries (collectively, the "Subsidiary Board") to the extent permitted and in the manner required by applicable law and regulations.

        The term "independent auditor" means any accounting firm that has been engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Corporation. All "independent auditors" shall be "registered public accounting firms" after the Public Company Accounting Oversight Board has established registration procedures therefor.

        The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditor as well as anyone in the organization. The Audit Committee has the ability to retain, at the Corporation's expense, and without seeking Board approval, any outside legal, accounting, or other consultants or experts it deems necessary in the performance of its duties and to determine the funding therefor.

II.     COMPOSITION

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors. Each member of the Audit Committee shall be considered independent if (i) the Board affirmatively determines the member is not an "affiliated person" and has no relationship with the Corporation or any of its subsidiaries, which in the opinion of the Board would interfere with the exercise of independent judgment of a director (either directly or indirectly, such as being a partner, shareholder or officer of an organization that has a relationship with the Corporation or any of its subsidiaries) and (ii) the member does not own or control 10% or more of the Corporation's common stock. Such relationships may include, among others, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

        An "affiliated person" is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Corporation or any of its subsidiaries. A director will be deemed to be an "affiliated person" if he or she is a director, executive officer, partner, member, principal or designee of an affiliate of the Corporation or any of its subsidiaries; provided, however, that a director who is also a director of a direct or indirect consolidated majority-owned subsidiary of the Corporation will not be considered an "affiliated person" if he or she otherwise meets the independence requirements of this Charter for both the Corporation and the subsidiary. A director will be deemed not to be in control of the Corporation or any of its subsidiaries for purposes of this Charter if the person: (i) is not the beneficial owner, directly or indirectly, of more than 10% of any class of equity securities of the Corporation or any of its subsidiaries and (ii) is not an executive officer of the Corporation or any of its subsidiaries. The term "control" (including the terms "controlling", "controlled by" and under "common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

        Each member of the Audit Committee shall also be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a member of the Audit Committee and shall satisfy the independent director requirements of Rule 4200 of the Nasdaq Stock Market, Inc. ("Nasdaq") and the independent audit committee requirements of Rule 4350 of Nasdaq and Rule 10A-3 under the Securities Exchange Act of 1934. No person may be made a member of the Audit Committee if his or her service on the Audit Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Corporation are traded.

        All members of the Audit Committee shall have a working knowledge of basic finance, accounting and auditing practices and shall be capable of reading and understanding fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least annually, if available, each member of the Audit Committee may attend a seminar or a training class regarding improving and expanding such member's skills and ability as an Audit Committee member.

        At least one member of the Audit Committee shall be an "Audit Committee Financial Expert" through either (i) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions; (ii) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (iii) other relevant experience. An "Audit Committee Financial Expert" is a person who possesses all of the following attributes: (i) an understanding of financial statements and generally accepted accounting principles; (ii) an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. The determination as to whether a member of the Audit Committee is an "Audit Committee Financial Expert" shall be made by the Board.

        Except for Board and Audit Committee fees, a member of the Audit Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal or financial advisor, or any other fees prohibited by the rules of the SEC and Nasdaq. Members of the Audit Committee may receive their Board and Audit Committee fees in cash, Corporation stock or options, or other in-kind consideration as determined by the Board or the Compensation Committee, as applicable, in addition to all other benefits that other directors of the Corporation receive.

        No member of the Audit Committee may simultaneously serve on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and such determination is disclosed in the Corporation's annual proxy statement.

III.    APPOINTMENT AND REMOVAL

        Members of the Audit Committee shall be appointed by the Board at its annual meeting and shall generally serve until their successors shall be duly appointed and qualified. The Audit Committee shall recommend, and the Board shall designate, one member of the Audit Committee as chairperson. The members shall serve until their death, failure to qualify, resignation, retirement, removal by the Board or until their successors shall be duly appointed and qualified. No member of the Audit Committee shall be removed except by a majority vote of the independent directors, as determined in accordance with the listing standards of Nasdaq and the other director qualification standards set forth in the Corporation's Corporate Governance Guidelines, then in effect. A member of the Audit Committee shall be deemed to have resigned from the Audit Committee at such time that the member shall have been removed from the Board pursuant to the Bylaws of the Corporation or such member has died, resigned or otherwise terminated his or her membership of the Board. A member of the Audit Committee shall also be deemed to have resigned from the Audit Committee at such time that a majority of the independent members of the Board, as determined in accordance with the listing standards of Nasdaq and the other director qualification standards set forth in the Corporation's Corporate Governance Guidelines, have determined that such member of the Audit Committee is no longer an independent director of the Board.

IV.     MEETINGS

        The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee shall meet in separate executive sessions at least quarterly with management, the independent auditor, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee, or at least its Chairman, should communicate with financial management and the independent auditor quarterly either in person or telephonically to review the Corporation's financial statements and significant findings based upon the independent auditor's limited review procedures as provided in Section VIII.A.2. below.

V.      ADVISORS

        The Audit Committee shall have authority to retain outside counsel and other advisors as the Audit Committee may deem appropriate in its sole discretion. The Audit Committee shall have sole authority to approve related fees and retention terms associated with the retention of any such firm or individual, which fees shall be paid by the Corporation. In determining whether to retain or terminate a provider of such services, the Committee may, in its discretion, obtain the input of senior management.

VI.     RELIANCE ON OTHERS

        Unless an Audit Committee member has knowledge that makes reliance unwarranted, each Audit Committee member, in discharging his or her duties to the Corporation, may rely on information, opinions, reports, or statements, any of which may be written or oral, formal or informal, including financial statements, valuation reports, and other financial data, if prepared or presented by: (a) one or more officers or employees of the Corporation whom the Audit Committee member believes in his or her reasonable business judgment and good faith to be reliable and competent in the matters presented; (b) legal counsel or other persons as to matters which the Audit Committee member believes in his or her reasonable business judgment and good faith to be within the professional or expert competence of such person; or (c) another committee of the Board of which such Audit Committee member is not a member if the Audit Committee member believes in his or her reasonable business judgment and good faith that such committee merits confidence.

VII.    MINUTES; REPORTS TO BOARD OF DIRECTORS

        The Audit Committee shall keep correct and complete minutes of its proceedings and the names and places of residence of its members. Minutes of the meeting will be prepared by the Audit Committee Chairperson or such other person designated to act as Secretary for the meeting.

        Following each of its meetings, the Audit Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Audit Committee at the meeting.

VIII.   RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Audit Committee shall perform the following:

        A.    Review Procedures

              1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter, which is approved by the Audit Committee, to the Board for ratification and have the Charter published at least every three years in accordance with SEC regulations.

              2. Review and discuss with management and the independent auditor, the Corporation's annual audited financial statements prior to filing on Form 10-K or distribution. Discuss significant issues regarding accounting principles, practices and judgments, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

              3. Review and discuss with management and the independent auditor, the Corporation's quarterly financial results and/or the Corporation's quarterly financial statements prior to the earlier of the release of earnings or the filing of the Quarterly Report on Form 10-Q. Discuss the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," any significant changes to the Corporation's accounting principles and any items required to be communicated by the independent auditor in accordance with SAS 61 (as may be modified or amended). The Audit Committee Financial Expert may represent the entire Audit Committee for purposes of this review.

              4. In consultation with management and the independent auditor, consider the integrity of the Corporation's financial reporting processes and controls, including (i) internal controls and procedures for financial reporting,
                     (ii) disclosure controls and procedures, and (iii) computerized information system controls and security. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review the significant reports to management prepared by the independent auditor, together with management's responses, including the status of previous recommendations, and follow up to these reports.

              5. Discuss with management and the independent auditor the quality and adequacy of the Corporation's internal controls for financial reporting and internal auditing procedures, including any significant deficiencies in the design or operation of those controls which could adversely affect the Corporation's ability to record, process, summarize and report financial data and any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls, and discuss with the independent auditor how the Corporation's financial systems and controls compare with industry practices.

              6. Discuss with management the type of information to be disclosed in any quarterly or year-end earnings press releases and earnings guidance provided to analysts and rating agencies and the type of presentation, if any, to be made in connection with the disclosure of such information, including the procedures to be followed to assure compliance with Regulation FD in connection with such disclosures and presentations.

              7. On at least an annual basis, discuss with management the guidelines and policies established by management to assess and manage the Corporation's exposure to risk, including a discussion of the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

              8. Report regularly to the Board with respect to any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the Corporation's independent auditor.

              9. Conduct an annual performance self-evaluation of the Audit Committee, including: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls for financial reporting and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures, on the Corporation's financial statements; and (d) earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Audit Committee shall report its conclusions regarding this evaluation to the Board. The Committee's report should generally include an assessment of its compliance with this Charter, as well as identification of areas in which the Committee could improve its performance and the Charter could be improved.

       B.     Independent Auditor

              1. The independent auditor is ultimately accountable to and shall report directly to the Audit Committee, as the representative of the Corporation's stockholders. The Audit Committee has the sole authority and direct responsibility to select, hire, evaluate and, where appropriate, replace the independent auditor or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement. The Audit Committee must also approve any non-audit relationship with the independent auditor, and all non-audit services provided by the independent auditor and determine whether such relationships and services are compatible with the auditor's independence. The Audit Committee shall annually review the independence, qualifications and performance of the auditors, including the review and evaluation of the lead partner of the independent auditor, and shall oversee the work of the independent auditor for the purpose of preparing or issuing an audit report on the Corporation's financial statements or related work or performing other audit, review or attest services for the Corporation. In making its evaluation, the Audit Committee shall take into account the opinions of management.

              2. The Audit Committee has the authority to, and shall, approve the fees and other compensation to be paid to the independent auditor and the funding therefor.

              3. Require the independent auditor to submit on a periodic basis (but at least annually) to the Audit Committee a formal written statement in accordance with Independence Standards Board ("ISB") Statement No. 1 (as may be modified or amended) and such other requirements as may be established by the Public Company Accounting Oversight Board delineating all relationships between them and the Corporation and to actively engage in a dialogue with the independent auditor with respect to any relationships or services disclosed in the statement that may impact the independent auditor objectivity and independence, and take appropriate action in response to the statement of the independent auditor to satisfy itself of the outside auditors' independence and objectivity.

              4. On an annual basis, obtain and review a report from the independent auditor describing: (i) the independent auditor's internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review or peer review of the independent auditor or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor and any steps taken to deal with any such issues.

              5. At least annually, consult with the independent auditor out of the presence of management about the adequacy, quality and integrity of the internal controls for financial reporting and the fair presentation and accuracy of the Corporation's financial statements.

              6. Resolve disagreements, if any, between management and the independent auditor regarding financial reporting.

              7. Review the independent auditor engagement letter and audit plan - discuss scope and general approach of the audit, staffing, locations and reliance upon management and the internal audit staff.

              8. Approve in advance any audit services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services (including the fees and terms thereof) to be performed by the independent auditor; provided, however, that the following services cannot be provided even with Audit Committee approval, except to the extent permitted by SEC rule or the Public Company Accounting Oversight Board approves an exemption on a case by case basis: (A) bookkeeping or other services related to the accounting records or financial statements of the Corporation; (B) financial information systems design and implementation; (C) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (D) actuarial services; (E) internal audit outsourcing services; (F) management functions or human resources; (G) broker-dealer, investment adviser, or investment banking services; (H) legal services and expert services unrelated to the audit; and (I) any other service that the Public Accounting Oversight Board determines, by regulation, is not permissible.

              9. The Audit Committee may pre-approve audit and non-audit services by either (a) designating one or more members of the Audit Committee to pre-approve any audit or non-audit services to be performed by the independent auditor; provided that such members present such pre-approved activity to the full Audit Committee at its next scheduled meeting or (b) establishing pre-approval policies and procedures; provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service and such policies do not delegate to management the Audit Committee's responsibilities.

              10. Prior to releasing the year-end earnings, review and discuss the results of the audit with the independent auditor. Also review and discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61, as amended by SAS 90, (as may be modified or amended), including, without limitation, the independent auditor's judgments about the quality, not just the acceptability, of the Corporation's accounting principles as applied in its financial reporting. Items to be reviewed and discussed include (communications may be written or oral):

                     o the auditor's responsibility under Generally Accepted Auditing Standards ("GAAS");

                     o critical or significant accounting policies and practices to be used;

                     o methods used to account for significant unusual transactions;
                     o effects of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
                     o process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;
                     o      management judgments and accounting estimates;
                     o      how the Corporation's accounting policies compare
                            with those in the Corporation's industry;
                     o      significant audit adjustments and any accounting
                            adjustments that were noted or proposed by the independent auditor but were "passed" (whether or not material);
                     o the auditor's responsibility for other information in documents containing audited financial statements;
                     o disagreements with management, including those over accounting principles, scope of audit, the basis for management's accounting estimates and disclosures;
                     o the auditor's views about significant matters that were the subject of consultation with other accountants by management;
                     o all alternative accounting treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor;
                     o any communications between the audit team and the independent auditor' national office respecting auditing or accounting issues presented by the engagement;
                     o any material written communications between the independent auditor and management, such as any "management" or "internal control" letter or schedule of unadjusted differences issued, or proposed to be issued, by the independent auditor to the Corporation;

                     o major issues discussed with management prior to retention;
                     o difficulties encountered in performing the audit, including any restrictions on the scope of the independent auditor's activities or on access to requested information; and
                     o      management's responses to any of the foregoing.

              11. Consider the independent auditor's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in financial reporting:

                     o discuss with management and the independent auditor the quality of the accounting principles and underlying estimates used in the preparation of the Corporation's financial statements;
                     o discuss with the independent auditor the clarity and fair presentation of the financial disclosure practices used or proposed by the Corporation; and
                     o inquire as to the independent auditor's view about whether management's choices of accounting principles appear reasonable from the perspective of income, assets and liability recognition, and whether those principles are common practices or are minority practices.

              12. The Audit Committee shall periodically discuss with the independent auditor whether all material correcting adjustments identified by the independent auditor in accordance with generally accepted accounting principles and rules of the SEC are reflected in the Corporation's financial statements.

              13. The Audit Committee shall review with management and the independent auditor any material financial or other arrangements of the Corporation which do not appear on the Corporation's financial statements and any transactions or courses of dealing with third parties that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Corporation's financial statements.

              14. Assure that the independent auditor changes the audit partners for the audit in accordance with the rules of the SEC and at least annually consider whether, in order to assure continuing auditor independence, the Corporation should change the independent auditor.

              15. Annually, present its conclusions with respect to the independent auditor to the Board.

       C.     Legal and Regulatory Compliance

              1. On at least an annual basis, review with the Corporation's outside legal counsel (i) any legal matters that could have a significant impact on the organization's financial statements or reporting, (ii) disclosure controls and procedures and their interface with internal controls for financial reporting, (iii) disclosure policy and practices,
                     (iv) the Corporation's compliance with applicable laws and regulations and internal controls designed to ensure such compliance, and (v) inquiries received from regulatory or governmental agencies.

              2. Consult with counsel if, in the opinion of the Audit Committee, any matter under consideration by the Audit Committee has the potential for any conflict between the interests of the Corporation and any of its subsidiaries in order to ensure that appropriate procedures are established for addressing any such potential conflict and for ensuring compliance with all applicable laws.

       D.     Other Audit Committee Responsibilities

              1. Annually prepare a report to shareholders as required by the SEC. The report is to be included in the Corporation's annual proxy statement. The report is to state whether the Audit Committee has:

                     o reviewed and discussed the audited financial statements with management;
                     o discussed with the independent auditor the matters required to be discussed by SAS 61, as amended by SAS 90; and
                     o received certain disclosures from the auditors regarding their independence as required by the ISB No. 1 (as may be modified or supplemented) and has discussed with the independent auditor the independent auditor's independence.

              2. If, based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report filed with the SEC includes a statement to that effect in the annual report.

              3. Review the process for filing accurate and timely SEC reports.

              4. Review and update periodically the Corporation's Code of Business Conduct and Ethics for Directors, Officers and Employees, ensure that management has established a system to enforce this Code and approve any waivers thereof that the Audit Committee determines are appropriate.

              5. Review and approve related-party transactions on an ongoing basis.

              6. Adopt and implement a policy (A) to receive, handle and retain complaints regarding (i) accounting and auditing matters, (ii) internal controls for financial reporting,
                     (iii) disclosure controls and procedures, and (iv) the Code of Business Conduct and Ethics for Directors, Officers and Employees, and (B) to provide for confidential, anonymous submissions by employees making such complaints.

              7. Establish clear policies for hiring current employees or former employees of the independent auditor, including policies to ensure that any such hiring will not cause such accounting firm to no longer be considered independent.

              8. Perform any other activities consistent with this Charter, the Corporation's articles of incorporation and bylaws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

IX.     Limitation of Audit Committee's Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                  FORM OF PROXY

                       Cut or tear along perforated edge.

                           QUEST RESOURCE CORPORATION


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JERRY D. CASH and DAVID E. GROSE, in the order named, as proxies (each with the power to act alone and with power of substitution) to vote, as directed below, all shares of common stock of QUEST RESOURCE CORPORATION (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on ________, _______, 2006, at __:00 _.m., Central time, at The Oklahoma City
Marriott, located at 3233 Northwest Expressway, Oklahoma City, OK, in the Rose Rock meeting room, or any adjournment thereof, as follows:

     1.   To elect the Directors of the Company.

           [ ]  FOR ALL NOMINEES LISTED BELOW:

                Jerry D. Cash (Class III)
                James B. Kite, Jr. (Class III)
                Kevin R. White (Class II)
                Ronnie K. Irani (Class II)
                John C. Garrison (Class I)
                Jon H. Rateau (Class I)

           [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

           [ ] TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), CHECK THIS BOX AND WRITE THE NAME OF SUCH NOMINEE(S) IN THE BOX BELOW

                |---------------------------------------------|
                |                                             |
                |                                             |
                |---------------------------------------------|

     2. To amend the Company's Restated Articles of Incorporation to decrease the number of authorized shares of common stock from 380,000,000 to 200,000,000.

           [    ]    FOR       [    ]     AGAINST        [    ]    ABSTAIN

     3.   To approve the Company's 2005 Omnibus Stock Award Plan.

           [    ]    FOR       [    ]     AGAINST        [    ]    ABSTAIN

     4.   To approve the Company's Management Annual Incentive Plan.

           [    ]    FOR       [    ]     AGAINST        [    ]    ABSTAIN

     5. To vote in his discretion, upon the transaction of such other business as may properly come before the Annual Meeting.


             (Continued and to be signed and dated on reverse side.)

     When properly executed, this proxy will be voted in the manner directed by the undersigned Stockholder. If no direction is made, this proxy will be voted FOR all directors in Proposal 1 and FOR Proposals 2, 3 and 4 and in accordance with discretion of the proxies upon such other matters as may properly come before the meeting and any adjournment thereof.

     The Board of Directors recommends a vote FOR all directors in Proposal 1 and FOR Proposals 2, 3 and 4. The proposals are not related to or conditioned on the approval of other matters, and have been proposed by the Company.

     Please sign exactly as name appears below.



                            DATED:                              , 2006.
                                  ------------------------------
                                          (Signature)


                            ---------------------------------------
                                  (Signature if held jointly)


                            ---------------------------------------
                            Please  sign here  exactly  as name  appears  at the
                            left.  When signing  as  attorney,   executor,
                            administrator,   trustee  or guardian,  please  give
                            full title as such. Each joint owner or trustee should sign the proxy.

                            PLEASE MARK,  SIGN, DATE AND RETURN THE
                            PROXY CARD PROMPTLY  USING THE ENCLOSED
                            ENVELOPE.


                                       2